                                                                  Exhibit 10.2




                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO


Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)


In re SAMSONITE CORPORATION SECURITIES LITIGATION

_____________________________________________________________________________

Civil Action No. 99-K-705


DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

     vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R. THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants,

     and

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.

_____________________________________________________________________________


                           STIPULATION OF SETTLEMENT

_____________________________________________________________________________
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     This Stipulation of Settlement dated as of April 28, 2000 (the
"Stipulation"),/1/  is made and entered into by and among the following Settling
Parties: (i) The Representative Plaintiffs (on behalf of themselves and each of the Class Members and derivatively on behalf of Samsonite Corporation), by and through their counsel of record in the Litigation; and (ii) the Defendants by and through their counsel of record in the Litigation. This Stipulation is intended by the Settling Parties to fully, finally and forever compromise, release, resolve, discharge and settle the Released Claims, upon and subject to the terms and conditions hereof.


 .   THE LITIGATION

     On and after August 28, 1998, actions were filed in the United States District Court for the District of Colorado (the "Court") as putative securities class actions on behalf of Persons who purchased or otherwise acquired the common stock or options of Samsonite Corporation ("Samsonite").

     By order dated December 17, 1998, these actions were consolidated for all purposes as In re Samsonite Corporation Securities Litigation, Civil Action No. C-98-K-1878 (the "Federal Actions"). The operative complaint is the Amended Consolidated Class Action Complaint for Violations of: (1) the Securities Exchange Act of 1934; (2) the Colorado Securities Act; and (3) Delaware Statute and Common Law, dated April 28, 2000 (the "Complaint"). The Complaint alleges violations of (S)(S)10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, the Colorado Securities Act, C.R.S. (S)11-51-501(1)(a)-(c), (S)(S)11-51-604(5)(b) and 11-51-604(5)(c); Breach of Fiduciary
Duty; and Equitable Fraud.

     On or after March 13, 1998, two actions were filed in the District Court for the City and County of Denver, Colorado (the "State Court") as putative class actions on behalf of

________________________
/1/ All capitalized terms shall have the meaning ascribed to them in Section IV hereof.

                                      -1-
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Persons who purchased or otherwise acquired Samsonite common stock or options during a defined period of time, entitled Knudson v. Samsonite Corporation, et al., Case No. 98CV2210, and Krasner v. Samsonite Corporation, et al., Case No. 98-CV-6511 (collectively, the "State Court Actions"). The complaints in the State Court Actions allege violations of the Colorado securities laws, (S)(S)11-51-501 and 11-51-604.

     On March 9, 1999, a derivative action entitled Klinger v. Nicolosi, et al., No. 99-CV-1305, was filed in the District Court for the City and County of Denver, Colorado on behalf of Samsonite. This action (the "Derivative Action") alleges claims for intentional and negligent breach of fiduciary duty, constructive fraud and unjust enrichment. The Derivative Action was removed to this Court on April 8, 1999.

     On July 1, 1998, a class action entitled Weiss v. Samsonite Corporation, et al., C.A. No. 16503, was filed in the Court of Chancery of the State of Delaware on behalf of all owners of Samsonite common stock during the pendency of Samsonite's self-tender offer (the "Delaware Action"). The Delaware Action alleges claims for breach of fiduciary duty of disclosure, entire fairness and breach of fiduciary duty, and equitable fraud. The Delaware Action was dismissed and the Order of Dismissal was affirmed on appeal and no further appellate remedy was sought. No class was ever certified in the Delaware Action. The material allegations of the Delaware Action now have been alleged in the Complaint.

     The Federal Actions, the State Court Actions and the Derivative Action hereinafter are referred to collectively as the "Litigation."

 .   DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

     The Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Representative Plaintiffs in the Litigation. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could

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have been alleged, in the Litigation. The Defendants also have denied and continue to deny, inter alia, the allegations that the Representative Plaintiffs, the Class or Samsonite have suffered damage, that the price of Samsonite securities was artificially inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, or that the Representative Plaintiffs, the Class or Samsonite were harmed by the conduct alleged in the Litigation.

     Nonetheless, the Defendants have concluded that further conduct of the Litigation would be protracted and expensive, and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Litigation. The Defendants, therefore, have determined that it is desirable and beneficial to them that the Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation.

 .   CLAIMS OF THE REPRESENTATIVE PLAINTIFFS AND BENEFITS OF SETTLEMENT

     The Representative Plaintiffs believe that the claims asserted in the Litigation have merit. However, counsel for the Representative Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against the Defendants through trial and through appeals. Counsel for the Representative Plaintiffs also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Litigation, as well as the difficulties and delays inherent in such litigation. Counsel for the Representative Plaintiffs also are mindful of the inherent problems of proof under and possible defenses to the violations asserted in the Litigation. Counsel for the Representative Plaintiffs believe that the settlement set forth in this Stipulation confers substantial benefits upon the Class and Samsonite. Based on their evaluation, counsel for the Representative Plaintiffs have determined that the settlement set

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forth in this Stipulation is in the best interests of the Representative
Plaintiffs, the Class and Samsonite.

 .   TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Representative Plaintiffs (for themselves, the Class Members and derivatively on behalf of Samsonite), and the Defendants, by and through their respective counsel or attorneys of record, that, subject to the approval of the Court and the State Court, the Litigation and the Released Claims shall be finally and fully compromised, released, resolved, relinquished, discharged and settled, and the Litigation shall be dismissed with prejudice and without costs, as to all Settling Parties and Released Persons, and without any adverse findings or conclusions against any of the Released Persons, upon and subject to the terms and conditions of this Stipulation, as follows:

     0. Definitions

     As used in this Stipulation, the following terms have the meanings specified below:

     0.0 "Authorized Claimant" means any Class Member whose claim for recovery has been allowed pursuant to the terms of the Judgment.

     0.0 "Claimant" means any Class Member who files a Proof of Claim in such form and manner, and within such time, as the Court shall prescribe.

     0.0 "Claims Administrator" means the firm of Gilardi & Co. LLC or such other Persons designated by the Court.

     0.0 "Class" means a class consisting of all Persons (other than those Persons who timely and validly request exclusion from the Class) who purchased or otherwise acquired the common stock or purchased or sold options of Samsonite during the period September 10, 1996 through and including August 11, 1998, or owned Samsonite common stock at the time of the Reorganization Plan in June 1998. Excluded from the Class are the Defendants

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and the Related Persons(the "Excluded Persons"), members of the immediate family of each of the Excluded Persons, any entity in which any Excluded Person has or had a controlling interest during the Class Period, directors and officers of Samsonite during the Class Period, and the legal representatives, heirs, successors, or assigns of any such Excluded Person.

     0.0 "Class Period" means the period commencing on September 10, 1996 through and including August 11, 1998.

     0.0 "Class Member" or "Member of the Class" means a Person who falls within the definition of the Class.

     0.0 "Defendants" means Samsonite, Carl C. Icahn, Richard Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard
H. Wiley, R. Theodore Ammon, Mark H. Rachesky, Robert L. Rosen and Bernard Attal. The parties to this Stipulation acknowledge that Carl C. Icahn is a "Defendant" solely in the State Court Actions, not the Federal Actions, the Derivative Action or the Delaware Action. Mr. Icahn's participation in this Stipulation shall not be deemed a consent to the jurisdiction of this Court for any purpose other than the implementation and administration of the settlement reflected herein, nor shall such participation be deemed a waiver or admission with respect to any claim or defense except as otherwise expressly provided herein.

     0.0 "Effective Date" means the first date by which all of the events and conditions specified in (P)7.1 of (S)IV of this Stipulation have been met and have occurred.

     0.0 "Escrow Agent" means the law firm of Milberg Weiss Bershad Hynes & Lerach LLP or its successor(s).

     0.0 "Final" means the latest of: (i) if an appeal is filed, (a) the date of final affirmance on an appeal of a Judgment, the expiration of the time for a petition for or a denial of a writ of certiorari to review a Judgment and, if certiorari is granted, the date of final affirmance of a Judgment following review pursuant to that grant, or (b) the date of final

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dismissal of any appeal from a Judgment or the final dismissal of any proceeding on certiorari to review a Judgment; or (ii) if no appeal is filed, the expiration date of the time for the filing or noticing of any appeal from a Judgment, i.e., thirty (30) days after entry of a Judgment. Any proceeding or order, or any appeal or petition for a writ of certiorari, pertaining solely to any plan of allocation and/or any application for attorneys' fees, costs or expenses, shall not in any way delay or preclude a Judgment from becoming Final.

     0.0 "Judgment" collectively means the judgments or orders to be rendered and entered by the Court in the Federal Action and by the State Court in the State Court Actions and the Derivative Action, in the forms attached hereto as Exhibits B, D and E or in a form acceptable to counsel for the Representative Plaintiffs and the Defendants.

     0.0 "Person" means an individual, corporation, limited liability corporation, professional corporation, limited liability partnership, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their respective spouses, heirs, predecessors, successors, representatives, or assignees.

     0.0 "Plaintiffs' Settlement Counsel" means Co-Lead Counsel for plaintiffs in the Litigation: Milberg Weiss Bershad Hynes & Lerach LLP, William S. Lerach, Keith F. Park, Spencer A. Burkholz, 600 W. Broadway, Suite 1800, San Diego, California, 92101-5050, Telephone (619) 231-1058; Dyer Donnelly, Robert J. Dyer, III, 801 East 17th Avenue, Denver, CO 80218, Telephone (303) 861-3003; and Barrack, Rodos & Bacine, Stephen R. Basser, 600 W. Broadway, Suite 1700, San Diego, California 92101, Telephone: (619) 230-0800.

     0.0 "Plan of Allocation" means a plan or formula of allocation of the Settlement Fund whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of expenses of notice and administration of the settlement, Taxes and Tax Expenses,

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and such attorneys' fees, costs, expenses and interest as may be awarded by the
Court. Any Plan of Allocation is not part of this Stipulation and the Released Persons shall have no responsibility or liability with respect thereto.

     0.0 "Related Persons" means Artemis and its affiliates and each and all of the Defendants and each and all of their respective affiliates and each and all of their respective past or present directors, officers, managers, employees, general partners, limited partners, members, principals, agents, underwriters, insurers, co-insurers, reinsurers, shareholders, attorneys, advisors, accountants, auditors, banks, investment banks, financial advisors, associates, personal, legal or other representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their respective immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family, and each and all of their respective executors, successors, assigns and legal representatives.

     0.0 "Released Claims" means the Released Class Claims and Released Derivative Claims.

     0.0 "Released Class Claims" collectively means any and all claims (including "Unknown Claims"), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violation of any state or federal statutes, rules or regulations, by any Representative Plaintiff or Class Member against any or all of the Released Persons arising out of, based upon or related to both (i) the purchase, other acquisition or sale of Samsonite common stock and/or the purchase, other acquisition or sale of Samsonite options during the Class Period by any Class Member; and (ii) the facts, transactions, events, occurrences, acts, disclosures,

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statements, omissions or failures to act which were or could have been alleged in the Litigation.

     0.0 "Released Derivative Claims" means any and all claims (including "Unknown Claims"), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown whether or not concealed or hidden, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violations of any state or federal statutes, rules or regulations that have been or could have been asserted by Samsonite or Samsonite Shareholders on behalf of Samsonite, or any of them, against any or all of the Released Persons in the Derivative Action arising out of, based upon or related to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could have been alleged in the Litigation.

     0.0 "Released Persons" means each and all of the Defendants and each and all of the Related Persons.

     0.0 "Reorganization Plan" means Samsonite's self-tender offer commenced on or about May 20, 1998.

     0.0 "Representative Plaintiffs" means each of the plaintiffs who filed a complaint in the Litigation.

     0.0 "Representative Plaintiffs' Counsel" means counsel who have appeared for any of the Representative Plaintiffs in the Litigation.

     0.0 "Samsonite Shareholders" means all shareholders of Samsonite as of April 28, 2000.

     0.0 "Settlement Fund" means the principal amount of Twenty-Four Million Dollars ($24,000,000) in cash, plus any accrued interest on the Settlement Fund.

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

     0.0 "Settling Parties" means, collectively, each of the Defendants and the Representative Plaintiffs on behalf of themselves and the Members of the Class and derivatively on behalf of Samsonite.

     0.0 "Unknown Claims" means any and all Released Class Claims or Released Derivative Claims which any Representative Plaintiff, Class Member or Samsonite Shareholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of any or all of the Released Persons, or might have affected his, her or its decision not to object to this settlement or not to exclude himself, herself or itself from the Class. With respect to any and all Released Class Claims and Released Derivative Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs expressly shall, and each of the Class Members and Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code (S)1542, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Representative Plaintiffs expressly shall have, and each of the Class Members and Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States or any other country, or principle of common or civil law, which is similar, comparable or equivalent to California Civil Code (S)1542. The Representative Plaintiffs, Class Members and Samsonite Shareholders hereafter may discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of any or all of the Released Claims, but each Representative Plaintiff expressly shall and each Class Member and each Samsonite

                                      -9-
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Shareholder, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever compromised, released, resolved, relinquished, discharged and settled any and all of the Released Class Claims, and any and all of the Released Derivative Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Representative Plaintiffs acknowledge, and the Class Members and Samsonite Shareholders, shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

     0.   The Settlement

          a. The Settlement Fund

     0.0 The principal amount of $24,000,000 (plus any accrued interest) shall constitute the Settlement Fund. On or before January 18, 2000, Samsonite's insurance carrier transferred said $24,000,000 into an interest bearing account (the "Lewis D'Amato Account") maintained by Lewis D'Amato Brisbois & Bisgaard, L.L.P. (the "Lewis D'Amato Firm"). The Settlement Fund shall be paid by wire transfer into a segregated, interest bearing account maintained by the Escrow Agent within five (5) business days following preliminary approval of the settlement set forth in this Stipulation, as provided in (P)3 of this (S)IV.

          b. The Escrow Agent

     0.0 The Escrow Agent shall invest the Settlement Fund deposited pursuant to (P)2.1 of this (S)IV in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof and shall reinvest the proceeds of these instruments as they mature in similar instruments at their then current

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market rates. The Escrow Agent shall bear all risks related to investment of the
Settlement Fund.

     0.0 The Escrow Agent shall not disburse the Settlement Fund except as provided in this Stipulation, by an order of the Court, or with the written agreement of counsel for the Defendants and the Plaintiffs' Settlement Counsel.

     0.0 Subject to further order and/or directions as may be made by the Court, the Escrow Agent is authorized to execute such transactions on behalf of the Class Members as are consistent with the terms of this Stipulation.

     0.0 All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to this Stipulation and/or further order(s) of the Court.

     0.0 Within ten (10) days after payment of the cash portion of the Settlement Fund to the Escrow Agent pursuant to Section 2.1 of this (S)IV, the Escrow Agent may establish a "Notice and Administration Fund," and may deposit up to $100,000 from the Settlement Fund in it. The Notice and Administration Fund may be used by the Plaintiffs' Settlement Counsel to pay costs and expenses reasonably and actually incurred in connection with providing notice to the Class and current holders of Samsonite common stock, locating Class Members, soliciting class claims, assisting with the filing of claims, administering and distributing the Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms, and paying escrow fees and costs, if any. The Notice and Administration Fund also may be invested and earn interest as provided for in Section 2.2 of this (S)IV.

          c.  Taxes

     0.0 The Settling Parties and the Escrow Agent agree to treat the Settlement Fund as being at all times a "qualified settlement fund" within the meaning of Treas. Reg. (S)1.468B-1. In addition, the Escrow Agent timely shall make such elections as necessary or

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advisable to carry out the provisions of this Section 2.7, including the
"relation-back election" (as defined in Treas. Reg. (S)1.468B-1) back to the earliest permitted date. Such elections shall be made in compliance with the procedures and requirements contained in such regulations. It shall be the responsibility of the Escrow Agent timely and properly to prepare and deliver the necessary documentation for signature by all necessary parties, and thereafter to cause the timely and appropriate filing to occur.

          (a) For the purpose of (S)468B of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the "administrator" shall be the Escrow Agent. The Escrow Agent timely and properly shall file all informational and other tax returns necessary or advisable with respect to the Settlement Fund (including, without limitation, the returns described in Treas. Reg. (S)1.468B-2(k)). Such returns (as well as the election described in this
Section 2.7 shall be consistent with this Section 2.7 and in all events shall reflect that all Taxes/2/ (including any estimated Taxes, interest or penalties) on the income earned by the cash portion of the Settlement Fund shall be paid out of the Settlement Fund as provided in Section 2.7(b) of this (S)IV.

          (a) All (i) Taxes (including any estimated Taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund, including any Taxes or tax detriments that may be imposed upon any or all of the Defendants, any or all of their counsel or the Lewis D'Amato Firm with respect to any income earned by the Settlement Fund for any period during which the Settlement Fund does not qualify as a "qualified settlement fund" for federal or state income tax purposes ("Taxes"), and (ii) expenses and costs incurred in connection with the operation and implementation of this Section 2.7 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this Section 2.7) ("Tax Expenses"), shall be paid out of the Settlement Fund; in all events neither any or all of the

________________________

/2/   As such term is defined below in Section 2.7(b)(i) of this (S)IV.

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Defendants, any or all of their counsel nor the Lewis D'Amato Firm shall have any liability or responsibility for the Taxes or the Tax Expenses. The Escrow Agent shall indemnify and hold each and all of the Defendants, each and all of their counsel and the Lewis D'Amato Firm harmless for Taxes and Tax Expenses (including, without limitation, Taxes payable by reason of any such indemnification). Further, Taxes and Tax Expenses shall be treated as, and considered to be, a cost of administration of the Settlement Fund and timely shall be paid by the Escrow Agent out of the Settlement Fund without prior order from the Court and the Escrow Agent shall be obligated (notwithstanding anything herein to the contrary) to withhold from distribution to Authorized Claimants any funds necessary to pay such amounts including the establishment of adequate reserves for any Taxes and Tax Expenses (as well as any amounts that may be required to be withheld under Treas. Reg. (S)1.468B-2(1)(2)); neither any or all of the Released Persons, the Lewis D'Amato Firm nor any or all of their counsel are responsible nor shall any or all of them have any liability therefor. The parties hereto agree to cooperate with the Escrow Agent, each other, and their respective tax attorneys and accountants to the extent reasonably necessary to carry out the provisions of this Section 2.7.

          (a) For the purpose of this Section 2.7, references to the Settlement Fund shall include both the Settlement Fund and the Notice and Administration Fund, and also shall include any earnings thereon.

           d.  Termination of Settlement

     0.0 In the event that the Stipulation is not approved, or is terminated, canceled or fails to become effective for any reason, the Settlement Fund (including accrued interest) less expenses actually incurred or due and owing in connection with the settlement provided for in this Stipulation, shall be refunded to the Defendants as described in Section 7.5 of this (S)IV.

           e.  Derivative Settlement

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

     0.0 In settlement of the Derivative Action, Samsonite shall implement the corporate governance measures set forth in Exhibit C hereto.

     0.   Notice Order and Settlement Hearing

     0.0 Promptly after execution of this Stipulation, Plaintiffs' Settlement Counsel and Defendants' counsel shall submit this Stipulation together with its Exhibits to the Court and shall apply for entry of an order (the "Notice Order"), substantially in the form of Exhibit A hereto, requesting, inter alia, the preliminary approval of the settlement set forth in this Stipulation, and approval for the mailing and publication of settlement notices (the "Notice"), substantially in the form of Exhibits A-1 through A-4 hereto, which shall include the general terms of the settlement set forth in this Stipulation, the proposed Plan of Allocation, the general terms of the Fee and Expense Application as defined in Section 6.1 of this (S)IV and the date of the Settlement Hearing (as defined in Section 3.2 below).

     0.0 The Plaintiffs' Settlement Counsel shall request that after notice is given, the Court hold a hearing (the "Settlement Hearing") and approve the settlement of the Litigation as set forth herein. At or after the Settlement Hearing, Plaintiffs' Settlement Counsel also will request that the Court approve the proposed Plan of Allocation and the Fee and Expense Application.

     0.   Releases

     0.0 Upon the Effective Date, the Representative Plaintiffs and each of the Class Members and Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever compromised, released, resolved, relinquished, discharged and settled, respectively, all of the Released Class Claims and all of the Released Derivative Claims and any and all claims (including Unknown Claims), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or hidden, asserted or that might have been asserted, arising out of, relating to or in connection with the settlement or resolution of the Litigation against any and all of the Released Persons.

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

     0.0 The Proof of Claim and Release to be executed by Class Members shall release all Released Claims against all of the Released Persons and shall be substantially in the form contained in Exhibit A-5 hereto.

     0.0 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged each and all of the Class Members, Samsonite Shareholders and counsel to the Representative Plaintiffs from all claims (including Unknown Claims), arising out of, relating to or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation or the Released Claims.

     0. Administration and Calculation of Claims and Supervision and Distribution of Settlement Fund

     0.0 Plaintiffs' Settlement Counsel, or their authorized agents, acting on behalf of the Class, and subject to such supervision and direction of the Court as may be necessary or as circumstances may require, shall administer and calculate the claims submitted by Class Members and shall oversee distribution of the Net Settlement Fund (defined below) to the Authorized Claimants. The Settlement Fund shall be applied as follows:

          (a) to pay all the costs and expenses reasonably and actually incurred in connection with providing notice, locating Class Members and Samsonite Shareholders, soliciting class claims, assisting with the filing of claims, administering and distributing the Settlement Fund to Authorized Claimants, processing Proof of Claim and Release forms, and paying escrow fees and costs, if any;

          (a)  to pay the Taxes and Tax Expenses described in (P)2.7 of this
(S)IV;
          (a) to pay to Representative Plaintiffs' Counsel attorneys' fees, expenses and costs with interest thereon (the "Fee and Expense Award"), if and to the extent allowed by the Court; and

          (a) to distribute the balance of the Settlement Fund (the "Net Settlement Fund") to Authorized Claimants as allowed by the Stipulation, the Plan of Allocation or the Court.

     0.0 Upon the Effective Date and thereafter, and in accordance with the terms of this Stipulation, the Plan of Allocation, or such further approval and further order(s) of the Court as may be necessary or as circumstances may require, the Net Settlement Fund shall be distributed to Authorized Claimants, subject to and in accordance with the following:

          (a) Within ninety (90) days after the mailing of the Notice or such other time as may be set by the Court, each Person claiming to be an Authorized Claimant shall be required to submit to the Claims Administrator a completed Proof of Claim and Release form, substantially in the form of Exhibit A-5 hereto, signed under penalty of perjury and supported by such documents as specified in the Proof of Claim and Release form and as are reasonably available to the Authorized Claimant.

          (a) Except as otherwise ordered by the Court, all Class Members who fail to timely submit a Proof of Claim and Release form within such period, or such other period as may be ordered by the Court, or otherwise allowed, shall be forever barred from receiving any payments pursuant to this Stipulation and the settlement set forth herein, but will in all other respects be subject to and bound by the provisions of this Stipulation, including, without limitation, the releases contained herein, and the Judgment.

          (a) The Net Settlement Fund shall be distributed to the Authorized Claimants substantially in accordance with a Plan of Allocation to be described in the Notice and approved by the Court. However, if there is any balance remaining in the Net Settlement Fund after six months from the date of distribution of the Net Settlement Fund (whether by reason of tax refunds, uncashed checks or otherwise), Plaintiffs' Settlement Counsel shall reallocate such balance among Authorized Claimants in an equitable and economic fashion.

Thereafter, any balance which still remains in the Net Settlement Fund shall be donated to an appropriate non-profit organization.

     0.0 The Released Persons shall have no responsibility for, interest in or liability whatsoever with respect to the investment or distribution of the Net Settlement Fund, the Plan of Allocation, the determination, administration, or calculation of claims, the payment or withholding of Taxes, or any losses incurred in connection therewith.

     0.0 No Person shall have any claim against Plaintiffs' Settlement Counsel or the Claims Administrator, or other agent designated by Plaintiffs' Settlement Counsel, or any or all of the Released Persons or their respective counsel based on the distributions made substantially in accordance with this Stipulation and the settlement contained herein, the Plan of Allocation or orders of the Court.

     0.0 It is understood and agreed by the Settling Parties that any proposed Plan of Allocation of the Net Settlement Fund including, but not limited to, any adjustments to an Authorized Claimant's claim, is not a part of this Stipulation and is to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in this Stipulation, and any order or proceedings relating to the Plan of Allocation shall not operate to terminate or cancel this Stipulation or affect the finality of the Judgment approving this Stipulation and the settlement set forth herein, or any other orders entered pursuant to this Stipulation.

     0. Representative Plaintiffs' Counsel's Attorneys' Fees and Reimbursement of Expenses

     0.0 Representative Plaintiffs' Counsel may submit an application or applications (the "Fee and Expense Application") for distributions to them from the Settlement Fund for: (a) an award of attorneys' fees plus (b) reimbursement of expenses incurred in connection with prosecuting the Litigation, plus any interest on such attorneys' fees and expenses at the same rate and for the same periods as earned by the Settlement Fund (until paid) as may be awarded by the Court. Representative Plaintiffs' Counsel reserve the right to make additional applications to the Court for fees and expenses incurred.

     0.0 The attorneys' fees and expenses, as awarded by the Court, shall be paid to Plaintiffs' Settlement Counsel from the Settlement Fund, as ordered, immediately after the Court executes an order awarding such fees and expenses. Plaintiffs' Settlement Counsel thereafter shall allocate the attorneys' fees amongst Representative Plaintiffs' Counsel in a manner in which they in good faith believe reflects the contributions of such counsel to the prosecution and settlement of the Litigation. In the event that the Effective Date does not occur, or the Judgment or the order making the Fee and Expense Award is reversed or modified, or the Stipulation is canceled or terminated for any other reason, and in the event that the Fee and Expense Award has been paid to any extent, then Representative Plaintiffs' Counsel shall within five (5) business days from receiving notice from counsel for Samsonite or from a court of appropriate jurisdiction, refund to the Settlement Fund, the fees and expenses previously paid to them from the Settlement Fund plus interest thereon at the same rate as earned on the Settlement Fund in an amount consistent with such reversal or modification. Each of Representative Plaintiffs' Counsel's law firms, as a condition of receiving such fees and expenses, on behalf of itself and each partner and/or shareholder of it, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing the provisions of this paragraph.

     0.0 The procedure for and the allowance or disallowance by the Court of any applications by any of Representative Plaintiffs' Counsel for attorneys' fees, costs and expenses to be paid out of the Settlement Fund, are not part of the settlement set forth in this Stipulation, and are to be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in this Stipulation, and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto or reversal or modification thereof, shall not operate to terminate or cancel this Stipulation, or affect or delay the finality of a Judgment approving this Stipulation and the settlement of the Litigation set forth herein.

     0.0 None of the Released Persons shall have any responsibility for, and shall have no liability whatsoever with respect to, any payment to Plaintiffs' Settlement Counsel from the Settlement Fund or otherwise.

     0.0 None of the Released Persons shall have any responsibility for, and shall have no liability whatsoever with respect to, the allocation among Representative Plaintiffs' Counsel and/or any other Person who may assert some claim thereto, of any Fee and Expense Award that the Court may make in the Litigation.

     0. Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

     0.0 The Effective Date of this Stipulation shall be conditioned on the occurrence of all of the following events:

          (a) the Defendants solely through Samsonite's insurance carrier have timely made their contributions to the Settlement Fund as required by Section
2.1 of this (S)IV;

          (a) the Court has entered the Notice Order, as required by Section 3 of this (S)IV;

          (a) Samsonite has not exercised its option to terminate the Stipulation pursuant to Section 7.4 of this (S)IV;

          (a) the Court has entered its Judgment;

          (a) the Court's Judgment has become Final; and

          (a) the State Court Actions and the Derivative Action have been dismissed with prejudice and without cost pursuant to the appropriate Judgment, and those dismissals have become Final.

     0.0 Upon the occurrence of all of the events referenced in Section 7.1 of this (S)IV, any and all remaining interest or right of the Defendants in or to the Settlement Fund, if any, shall be absolutely and forever extinguished.

     0.0 If all of the conditions specified in Section 7.1 of this (S)IV are not met, then this Stipulation shall be cancelled and terminated subject to
Section 7.5 of this (S)IV unless Plaintiffs' Settlement Counsel and counsel for the Defendants mutually agree in writing to proceed with this Stipulation.

     0.0 Samsonite shall have the option to terminate this Stipulation in the event that putative Class Members who purchased or otherwise acquired more than a certain number of shares of Samsonite common stock during the Class Period choose to exclude themselves from the Class, as set forth in a separate agreement (the "Supplemental Agreement") executed by Representative Plaintiffs' Counsel and counsel to the Defendants.

     0.0 Unless otherwise ordered by the Court, in the event this Stipulation shall terminate, or be canceled, or shall not become effective for any reason, within five (5) business days after written notification of such event is sent by counsel for Samsonite or Plaintiffs' Settlement Counsel to the Escrow Agent or the Lewis D'Amato Firm, as the case may be, the Settlement Fund (including accrued interest), plus any amount then remaining in the Notice and Administration Fund (including accrued interest), less expenses and any costs which have either been disbursed pursuant to Sections 2.6 or 2.7 of this (S)IV, or are determined to be chargeable to the Notice and Administration Fund, shall be refunded by the Escrow Agent to the Lewis D'Amato Account. At the request of counsel for Samsonite, the Escrow Agent or its designee shall apply for any tax refund owed to the Settlement Fund and pay the proceeds, after deduction of any fees or expenses incurred in connection with such application(s) for refund, pursuant to written instructions from counsel to Samsonite.

     0.0 In the event that this Stipulation is not approved by the Court or the settlement set forth in this Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Litigation as of December 16, 1999. In such event, the terms and provisions of this Stipulation, with the exception of Sections 1.1-1.26, 2.1-2.8, 5.3-5.4, 6.4-6.5, 7.3-7.7, 8.1, 8.3-8.4, 8.6-8.14,
shall have
no further force and effect with respect to the Settling Parties and shall not be used in the Litigation or in any other action or proceeding for any purpose, and any judgment or order entered by the Court in accordance with the terms of this Stipulation shall be treated as vacated, nunc pro tunc. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys' fees, costs, expenses and interest awarded by the Court to the Representative Plaintiffs or any of the Representative Plaintiffs' Counsel shall constitute grounds for cancellation or termination of this Stipulation.

     0.0 If the Effective Date does not occur, or if this Stipulation is terminated pursuant to its terms, neither any or all of the Representative Plaintiffs nor any or all of the Representative Plaintiffs' Counsel shall have any obligation to repay any amounts actually and properly disbursed from the Notice and Administration Fund. In addition, any expenses already incurred and properly chargeable to the Notice and Administration Fund pursuant to (P)2.6 of this (S)IV or paid pursuant to Section 2.7 of this (S)IV at the time of such termination or cancellation but which have not been paid, shall be paid by the Escrow Agent in accordance with the terms of the Stipulation prior to the balance being refunded in accordance with Section 7.5 of this (S)IV.

     0.0 If a case is commenced in respect to any Defendant under Title 11 of the United States Code (Bankruptcy), or a trustee, receiver or conservator is appointed under any similar law, and in the event of the entry of a final order of a court of competent jurisdiction determining the transfer of the Settlement Fund, or any portion thereof, by or on behalf of such Defendant to be a preference, voidable transfer, fraudulent transfer or similar transaction, then, as to such Defendant, the releases given and the Judgment entered pursuant to this Stipulation may be declared null and void by Plaintiffs' Settlement Counsel.

     0.   Miscellaneous Provisions

     0.0 The Settling Parties (a) acknowledge that it is their intent to consummate the settlement set forth in this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation.

     0.0 Each Defendant warrants as to himself or itself that, at the time any of the payments provided for herein are made on behalf of himself or itself, the payment(s) will not render him or it insolvent. This representation is made by each Defendant as to himself or itself and is not made by counsel for any or all the Defendants.

     0.0 The Settling Parties intend the settlement set forth in this Stipulation to be a final and complete resolution of all disputes between them with respect to the Litigation. The settlement set forth in this Stipulation compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim or defense. While retaining their respective rights to deny that the claims advanced in the Litigation were meritorious, the Defendants in any statement made to any media representative (whether or not for attribution) will not deny that, based upon the publicly available information at the time, the Litigation was filed in good faith and is being settled voluntarily after consultation with competent legal counsel. The Judgment will contain a statement that during the course of the Litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and Colorado Rule of Civil Procedure 11. The Settling Parties agree that the amount paid to the Settlement Fund and the other terms of the settlement set forth in this Stipulation were negotiated in good faith by the Settling Parties, and reflect a settlement that was reached voluntarily after consultation with competent legal counsel. The Settling Parties reserve their right to rebut, in a manner that such party determines to be appropriate, any contention made in any public forum that the Litigation was brought or defended in bad faith or without a reasonable basis.

     0.0 Neither this Stipulation nor the settlement set forth herein, nor any act performed or document executed pursuant to or in furtherance of this Stipulation or the settlement set forth herein: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any or all of the Released Claims, or of any wrongdoing or liability of any or all of the Released Persons; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any or all of the Released Persons in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Any or all of the Released Persons may file this Stipulation and/or the Judgment in any action or proceeding that may be brought against him, it or them in order to support a defense, counterclaim or the like, based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

     0.0 All agreements made and orders entered during the course of the Litigation relating to the confidentiality of information shall survive this Stipulation.

     0.0 All of the Exhibits to this Stipulation are material and integral parts hereof and fully are incorporated herein by this reference.

     0.0 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

     0.0 This Stipulation and the Exhibits attached hereto and the Supplemental Agreement constitute the entire agreement between the Representative Plaintiffs and the Defendants and no representations, warranties or inducements have been made to any party concerning this Stipulation or its Exhibits or the Supplemental Agreement other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each party shall bear its own costs.

     0.0 Plaintiffs' Settlement Counsel expressly are authorized by the Representative Plaintiffs to take all appropriate action required or permitted to be taken by the Class or the Samsonite Shareholders pursuant to this Stipulation to effectuate its terms and also expressly are authorized to enter into any modifications or amendments to this Stipulation on behalf of the Class and/or the Samsonite Shareholders which they deem appropriate.

     0.0 Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.

     0.0 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the Court.

     0.0 The Stipulation shall be binding upon, and inure to the benefit of, the heirs, successors, legal administrators and assigns of the parties hereto.

     0.0 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and all parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in this Stipulation.

     0.0 This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Colorado, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Colorado without giving effect to that State's choice of law principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Stipulation to be executed, by their duly authorized attorneys, dated as of April 28, 2000.

                                             DYER DONNELLY
                                             ROBERT J. DYER III
                                             KIP B. SHUMAN

                                                 /s/ Robert J. Dyer
                                             -----------------------------------
                                                     ROBERT J. DYER III

                                             801 East 17th Avenue
                                             Denver, CO 80218
                                             Telephone: 303/861-3003

                                             MILBERG WEISS BERSHAD
                                               HYNES & LERACH LLP
                                             WILLIAM S. LERACH
                                             KEITH F. PARK
                                             SPENCER A. BURKHOLZ
                                             SANGEETA G. PATEL



                                                 /s/ Keith F. Park
                                             -----------------------------------
                                                     KEITH F. PARK

                                             600 West Broadway, Suite 1800
                                             San Diego, CA 92101
                                             Telephone: 619/231-1058

                                             MILBERG WEISS BERSHAD
                                               HYNES & LERACH LLP
                                             PATRICK J. COUGHLIN
                                             100 Pine Street, Suite 2600
                                             San Francisco, CA 94111
                                             Telephone: 415/288-4545

                                             BARRACK, RODOS & BACINE
                                             STEPHEN R. BASSER
                                             MATTHEW P. MONTGOMERY



                                                 /s/ Stephen R. Basser
                                             -----------------------------------
                                                     STEPHEN R. BASSER

                                             600 West Broadway, Suite 1700
                                             San Diego, CA 92101
                                             Telephone: 619/230-0800

                                             Co-Lead Counsel for the
                                             Representative Plaintiffs

                                             AKIN, GUMP, STRAUSS,
                                               HAUER & FELD
                                             STEVEN M. PESNER, P.C.
                                             STEPHEN M. BALDINI
                                             ANDREW J. ROSSMAN
                                             JOHN W. BERRY

                                                 /s/ Steven M. Pesner
                                             -----------------------------------
                                                     STEVEN M. PESNER, P.C.

                                             590 Madison Avenue, 19th Floor
                                             New York, NY 10022-4616
                                             Telephone: 212/872-1070

                                             HOLME ROBERTS & OWEN LLP
                                             BRUCE F. BLACK
                                             1700 Lincoln Street, Suite 4100
                                             Denver, CO 80203

                                             Attorneys for Defendants Samsonite
                                             Corporation, Richard R. Nicolosi,
                                             Leon D. Black, Robert H. Falk, Marc
                                             J. Rowan, Apollo Investment Fund,
                                             L.P., Lion Advisors, L.P., Apollo
                                             Advisors, L.P., Luc Van Nevel,
                                             Thomas R. Sandler, Richard H.
                                             Wiley, R. Theodore Ammon, Mark H.
                                             Rachesky, Robert L. Rosen and
                                             Bernard Attal

                                             Agreed to and accepted:

                                             PIPER MARBURY RUDNICK
                                               & WOLFE LLP
                                             THEODORE ALTMAN



                                                 /s/ Theodore Altmen
                                             -----------------------------------
                                                     THEODORE ALTMAN

                                             1251 Avenue of the Americas
                                             New York, NY 10020-1104
                                             Telephone: 212/835-6000

                                             DAVIS, GRAHAM & STUBBS LLP
                                             ALAN M. LOEB
                                             CAROLE K. JEFFERY
                                             370 17th Street, Suite 4700
                                             Denver, CO 80202

                                             Attorneys for Carl. C. Icahn

                                             LEBEOUF, LAMB, GREENE
                                               & MACRAE, L.L.P.
                                             CARL A. EKLUND
                                             ROBERT N. MILLER

                                             STEPHANIE E. DUNN

                                                 /s/ Robert N. Miller
                                             -----------------------------------
                                                     ROBERT N. MILLER

                                             633 Seventeenth Street
                                             Denver, CO 80202
                                             Telephone: 303/297-0422

                                             Attorneys for Defendants Samsonite
                                             Corporation, Richard R. Nicolosi,
                                             Leon D. Black, Robert H. Falk, Marc
                                             J. Rowan, Apollo Investment Fund,
                                             L.P., Lion Advisors, L.P., Apollo
                                             Advisors, L.P., Luc Van Nevel,
                                             Thomas R. Sandler, Richard H.
                                             Wiley, R. Theodore Ammon, Mark H.
                                             Rachesky, Robert L. Rosen and
                                             Bernard Attal

                                                                    Exhibit A

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO

Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)


In re SAMSONITE CORPORATION SECURITIES LITIGATION

--------------------------------------------------------------------------------

Civil Action No. 99-K-705


DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

     vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R. THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants,

     and

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.

--------------------------------------------------------------------------------

                   [PROPOSED] ORDER PRELIMINARILY APPROVING
                      SETTLEMENT AND PROVIDING FOR NOTICE

--------------------------------------------------------------------------------

     WHEREAS, there is pending before this Court a consolidated class action entitled In re Samsonite Corporation Sec. Litig., Civil Action No. 98-K-1878, and a derivative action entitled Klinger v. Nicolosi, et al., Civil Action No. 99-K-705;

     WHEREAS, the parties having made application, pursuant to Federal Rules of Civil Procedure 23 and 23.1, for an order approving the settlement of the Litigation, in accordance with a Stipulation of Settlement dated as of April 28, 2000 (the "Stipulation"), which, together with the Exhibits annexed thereto sets forth the terms and conditions for a proposed settlement of the Litigation and for dismissal of the Litigation with prejudice and without costs upon the terms and conditions set forth therein; and the Court having read and considered the Stipulation and the Exhibits annexed thereto; and

     WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation.

     NOW, THEREFORE, IT IS HEREBY ORDERED:

     0. For purposes of effectuating this settlement, Plaintiffs' Settlement Counsel shall file the Complaint. The Court hereby exercises supplemental jurisdiction over the state law claims alleged in the Complaint.

     0. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, the Court hereby certifies, for purposes of effectuating this settlement, a Class defined as all Persons (other than those Persons who timely and validly request exclusion from the Class) who purchased or otherwise acquired the common stock or purchased or sold options of Samsonite during the period September 10, 1996 through and including August 11, 1998, or owned Samsonite common stock at the time of the Reorganization Plan in June 1998. Excluded from the Class are the Defendants and the Released Persons (the "Excluded Persons"), members of the immediate families of the Excluded Persons, any entity in which any Excluded Person has or had a controlling interest during the Class Period, directors and officers of Samsonite during the Class Period, and the legal representatives, heirs, successors or assigns of any such Excluded Person.

     0. The Court does hereby preliminarily approve the Stipulation and the settlement set forth therein, subject to further consideration at the Settlement Hearing described below.

     0. A hearing (the "Settlement Hearing") shall be held before this Court on ____________, 2000, at __:__ __.m., at the United States Courthouse, 1929
Stout Street, Denver, Colorado, to determine whether the proposed settlement of the Litigation on the terms and conditions provided for in the Stipulation is fair, just, reasonable and adequate to the Class and should be approved by the Court; whether judgment(s) as provided in (P)1.11 of (S)IV of the Stipulation should be entered herein; whether the proposed Plan of Allocation should be approved; and to determine the amount of fees and expenses that should be awarded to Representative Plaintiffs' Counsel. The Court may adjourn the Settlement Hearing without further notice to Members of the Class.

     0. The Court approves, as to form and content, the Notice of Pendency and Proposed Settlement of Class Action (the "Class Notice"), the Notice of Pendency and Settlement of Derivative Action (the "Derivative Notice"), the Summary Notices and the Proof of Claim and Release form (the "Proof of Claim"), annexed as Exhibits A-1, A-2, A-3, A-4 and A-5 hereto, respectively, and finds that the mailing and distribution of the Class Notice and the Derivative Notice and publishing of the Summary Notices substantially in the manner and form set forth in this Order meets the requirements of Federal Rules of Civil Procedure 23 and
23.1 and due process, and is the best notice practicable under the circumstances and shall constitute due and sufficient notice to all Persons entitled thereto.

     0. Plaintiffs' Settlement Counsel hereby are authorized to retain the firm of Gilardi & Co. LLC ("Claims Administrator") to supervise and administer the notice procedure as well as the processing of claims as more fully set forth below:

          (a) not later than ____________, 2000, (the "Notice Date"), Plaintiffs' Settlement Counsel shall cause a copy of the Class Notice and the Proof of Claim, substantially in the form annexed hereto as Exhibits A-1 and A-5, to be mailed by first class mail to all Class Members who can be identified with reasonable effort;

          (a) not later than _____________, 2000, Plaintiffs' Settlement Counsel shall cause a copy of the Derivative Notice to be mailed by first class mail to all Samsonite Shareholders who can be identified with reasonable effort;

          (a) not later than _____________, 2000, Plaintiffs' Settlement Counsel shall cause the Summary Notices to be published once in the Investor's Business Daily; and

          (a) at least seven (7) days prior to the Settlement Hearing, Plaintiffs' Settlement Counsel shall serve on the Defendants' counsel and file with the Court proof, by affidavit or declaration, of such mailing and publishing.

     0. Nominees who purchased or otherwise acquired the common stock or purchased or sold options of Samsonite during the period between September 10, 1996 through and including August 11, 1998, or held common stock in June 1998 for the beneficial ownership of another Person or for the benefit of a Samsonite Shareholder shall send the Class Notice and the Proof of Claim or the Derivative Notice, as appropriate, to such beneficial owners of such Samsonite stock within ten (10) days after receipt thereof, or send a list of the names and addresses of such beneficial owners to the Claims Administrator within ten (10) days of receipt thereof in which event the Claims Administrator promptly shall mail the Class Notice and Proof of Claim or the Derivative Notice as appropriate, to such beneficial owners.

     0. All Members of the Class and the Samsonite Shareholders shall be bound by all determinations and judgments in the Litigation concerning the settlement, whether favorable or unfavorable to the Class and the Samsonite Shareholders.

     0. Class Members who wish to participate in the settlement shall complete and submit Proof of Claim forms in accordance with the instructions contained therein. Unless the Court orders otherwise, all Proof of Claim forms must be submitted no later than ninety (90) days from the Notice Date. Any Class Member who does not timely submit a Proof of Claim within the time provided for, shall be barred from sharing in the distribution of the proceeds of the Settlement Fund, unless otherwise ordered by the Court.

     0. Any Member of the Class or any Samsonite Shareholder may enter an appearance in the Litigation, at his, her or its own expense, individually or through counsel of their own choice. If he, she or it does not enter an appearance, they will be represented by Plaintiffs' Settlement Counsel.

     0. Pending final determination of whether the settlement should be approved, neither the Representative Plaintiffs nor any Class Member or Samsonite Shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any or all of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Class Claims or the Released Derivative Claims.

     0. Any Person falling within the definition of the Class may, upon request, be excluded from the Class. Any such Person must submit to the Claims Administrator a request for exclusion ("Request for Exclusion"), postmarked no later than __________, 2000. A Request for Exclusion must state: (1) the name, address and telephone number of the Person requesting exclusion; (2) the Person's purchases and sales of Samsonite common stock or purchase or sale of Samsonite options made during the Class Period, including the dates, the number of shares, and price paid or received per share for each such purchase or sale; and (3) that the Person wishes to be excluded from the Class. All Persons who submit valid and timely Requests for Exclusion in the manner set forth in this paragraph shall have no rights under the Stipulation, shall not share in the distribution of the Settlement Fund, and shall not be bound by the Stipulation or the Final Judgment.

     0. Any Member of the Class or any Samsonite Shareholder may appear and show cause, if he, she or it has any, why the proposed settlement of the Litigation should or should not be approved as fair, just, reasonable and adequate, or why a Judgment should or should not be entered thereon, why the Plan of Allocation should or should not be approved, or why attorneys' fees and expenses should or should not be awarded to counsel for the Representative Plaintiffs; provided, however, that no Class Member or Samsonite Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the proposed settlement, or, if approved, the Judgment to be entered thereon approving the same, or the order approving the Plan of Allocation, or the attorneys' fees and expenses to be awarded to counsel for the Representative Plaintiffs unless that Person has delivered by hand or sent by first class mail written objections and copies of any papers and briefs such that they are received on or before __________, 2000, by Milberg Weiss Bershad Hynes & Lerach LLP, Keith F. Park, 600 W. Broadway, Suite 1800, San Diego, California, 92101-5050, Telephone (619) 231-1058; Dyer Donnelly, Robert J. Dyer, III, 801 East 17th Avenue, Denver, Colorado 80218, Telephone (303) 861-3003; Barrack, Rodos & Bacine, Stephen R. Basser, 600 W. Broadway, Suite 1700, San Diego, California 92101, Telephone: (619) 230-0800; Akin, Gump, Strauss, Hauer & Feld, L.L.P., Steven M. Pesner, P.C., 590 Madison Avenue, 19th Floor, New York, New York 10022, Telephone (212) 872-1070; Piper Marbury Rudnick & Wolfe LLP, Theodore Altman, 1251 Avenue of the Americas, New York, New York 10020-1104, and filed said objections, papers and briefs with the Clerk of the United States District Court for the District of Colorado on or before ___________, 2000. Any Member of the Class or Samsonite Shareholder who does not make his, her or its objection in the manner provided shall be deemed to have waived such objection and forever shall be foreclosed from making any objection to the fairness, justness, reasonableness or adequacy of the proposed settlement as incorporated in the Stipulation, to the Plan of

Allocation, and to the award of attorneys' fees and expenses to counsel for the Representative Plaintiffs, unless otherwise ordered by the Court.

     0. The passage of title and ownership of the Settlement Fund to the Escrow Agent in accordance with the terms and obligations of the Stipulation is approved. No Person that is not a Class Member or counsel to the Representative Plaintiffs shall have any right to any portion of, or in the distribution of, the Settlement Fund unless otherwise ordered by the Court or otherwise provided in the Stipulation.

     0. All funds held by the Escrow Agent shall be deemed and considered to be in custodia legis of the Court, and shall remain subject to the jurisdiction of the Court, until such time as such funds shall be distributed pursuant to the Stipulation and/or further order(s) of the Court.

     0. All papers in support of the settlement, the Plan of Allocation, any application by counsel for the Representative Plaintiffs for attorneys' fees or expenses shall be filed with the Court and served seven (7) days prior to the Settlement Hearing.

     0. Neither the Defendants nor the Defendants' counsel shall have any responsibility for the Plan of Allocation or any application for attorneys' fees or expenses submitted by Representative Plaintiffs' Counsel, and such matters will be considered separately from the fairness, justness, reasonableness and adequacy of the settlement.

     0. At or after the Settlement Hearing, the Court shall determine whether the Plan of Allocation proposed by the Plaintiffs' Settlement Counsel, and any application for attorneys' fees or expenses shall be approved.

     0. All reasonable expenses incurred in identifying and notifying Class Members, and Samsonite Shareholders, as well as administering the Settlement Fund, shall be paid as set forth in the Stipulation. In the event the settlement is not approved by the Court, or otherwise fails to become effective, neither the Representative Plaintiffs nor any of their counsel shall have any obligation to repay any amounts actually and properly disbursed from the Notice and Administration Fund.

     0. Neither the Stipulation, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by any or all of the Defendants of the truth of any of the allegations in the Litigation, or of any liability, fault or wrongdoing of any kind.

     0. The Court reserves the right to adjourn the date of the Settlement Hearing without further notice to the Members of the Class or the Samsonite Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the proposed settlement. The Court may approve the settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the Class or the Samsonite Shareholders.

DATED: _____________________        ____________________________________________
                                    THE HONORABLE JOHN L. KANE, JR.
                                    UNITED STATES DISTRICT JUDGE

                                                                  Exhibit A-1

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO

Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)

In re SAMSONITE CORPORATION SECURITIES LITIGATION


--------------------------------------------------------------------------------

                        NOTICE OF PENDENCY AND PROPOSED
                          SETTLEMENT OF CLASS ACTION

                                  EXHIBIT A-1

--------------------------------------------------------------------------------

TO: ALL PERSONS WHO PURCHASED OR OTHERWISE ACQUIRED THE COMMON STOCK OF SAMSONITE CORPORATION ("SAMSONITE") OR PURCHASED OR SOLD SAMSONITE OPTIONS DURING THE PERIOD SEPTEMBER 10, 1996 THROUGH AND INCLUDING AUGUST 11, 1998 OR OWNED SAMSONITE COMMON STOCK AT THE TIME OF THE REORGANIZATION PLAN IN JUNE 1998

     PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THIS LITIGATION. PLEASE NOTE THAT IF YOU ARE A CLASS MEMBER, YOU MAY BE ENTITLED TO SHARE IN THE PROCEEDS OF THE SETTLEMENT DESCRIBED IN THIS NOTICE. TO CLAIM YOUR SHARE OF THIS FUND, YOU MUST SUBMIT A VALID PROOF OF CLAIM POSTMARKED ON OR BEFORE ___________, 2000.

     This Notice has been sent to you pursuant to Rule 23 of the Federal Rules of Civil Procedure and an Order of the United States Court for the District of Colorado (the "Court"). The purpose of this Notice is to inform you of the proposed settlement of this class action litigation (the "Litigation") and of the hearing to be held by the Court to consider the fairness, justness, reasonableness, and adequacy of the settlement. This Notice describes the rights you may have in connection with the settlement and what steps you may take in relation to the settlement and this class action litigation.

     The proposed settlement creates a fund in the amount of $24,000,000 and will include interest that accrues thereon prior to distribution (the "Settlement Fund"). Based on the Representative Plaintiffs' estimate of the number of shares or options entitled to participate in the settlement and the anticipated number of claims to be submitted by Class Members, the average distribution per share or option would be approximately $1.72 before deduction of Court-approved fees and expenses. However, your actual recovery from the Settlement Fund will depend on a number of variables including the number of claimants, the number of shares or options you purchased or otherwise acquired, the expense of administering the claims process, and the timing of your purchases and sales, if any.

     The Representative Plaintiffs and the Defendants do not agree on the average amount of damages per share that would be recoverable if the Representative Plaintiffs were to have prevailed on each claim asserted. The issues on which the parties actually or potentially disagree include: (1) the appropriate economic model for determining the amount by which the price of Samsonite common stock or options allegedly was artificially inflated (if at all) during the Class Period; (2) the amount by which the price of Samsonite common stock or options allegedly was artificially inflated (if at all) during the Class Period; (3) the effect of various market forces influencing the trading price of Samsonite common stock or options at various times during the Class Period; (4) the extent to which external factors, such as general market conditions, influenced the trading price of Samsonite common stock or options at various times during the Class Period; (5) the extent to which the various matters that the Representative Plaintiffs alleged were materially false or misleading influenced (if at all) the trading price of Samsonite common stock or options at various times during the Class Period; (6) the extent to which the various allegedly adverse material facts that the Representative Plaintiffs alleged were omitted influenced (if at all) the trading price of Samsonite common stock or options at various times during the Class Period; and (7) whether the statements made or facts allegedly omitted were false, material or otherwise actionable under the federal or state securities laws.

     Counsel for the Representative Plaintiffs believe that the proposed settlement is a good recovery and is in the best interests of the Class.
Because of the risks associated with continuing to litigate and proceeding to trial, there was a danger that plaintiffs would not have prevailed on any of their claims, in which case the Class would receive nothing. For example, the Representative Plaintiffs faced the possibility that all or many of the claims in the Litigation could have been dismissed in response to motions by the Defendants. In addition, the amount of damages recoverable by the Class was and is subject to challenge by the Defendants. Recoverable damages in this Litigation are limited to losses caused by conduct actionable under applicable law and, had the Litigation gone to trial, the Defendants intended to assert that all or most of the losses of Class Members were caused by non-actionable market, industry or general economic factors. The Defendants also would assert that throughout the Class Period the uncertainties and risks associated with Samsonite's business and financial condition fully and adequately were disclosed.

     Representative Plaintiffs' Counsel have not received any payment for their services in conducting the Litigation on behalf of the Representative Plaintiffs and the Members of the Class, nor have they been reimbursed for their out-of-pocket expenditures. If the settlement is approved by the Court, counsel for the plaintiffs will apply to the Court for attorneys' fees of one-third of the settlement proceeds and reimbursement of out-of-pocket expenses not to exceed $325,000 to be paid from the Settlement Fund. If the amount requested by counsel is approved by the Court, the average cost per share would be $0.60.

     This Notice is not an expression of any opinion by the Court about the merits of any of the claims or defenses asserted by any party in this Litigation or the fairness or adequacy of the proposed settlement.

     For further information regarding this settlement you may contact: Rick Nelson, Milberg Weiss Bershad Hynes & Lerach LLP, 600 West Broadway, Suite 1800, San Diego, California 92101, Telephone: 619/231-1058. Please do not call any representative of Samsonite or the Court.

 .    NOTICE OF HEARING ON PROPOSED SETTLEMENT

     A settlement hearing will be held on ___________, 2000, at __:__ __.m., before the Honorable John L. Kane, Jr., United States District Judge, at the United States Courthouse, District of Colorado, 1929 Stout Street, Denver, Colorado (the "Settlement Hearing"). The purpose of the Settlement Hearing will be to determine: (1) whether the settlement consisting of $24,000,000 in cash plus accrued interest should be approved as fair, just, reasonable and adequate to each of the parties; (2) whether the proposed plan to distribute the settlement proceeds (the "Plan of Allocation") is fair, just, reasonable, and adequate; (3) whether the Representative Plaintiffs' Counsel adequately have represented the Class; (4) whether the application by plaintiffs' counsel for an award of attorneys' fees and expenses should be approved; and (5) whether the Litigation should be dismissed with prejudice. The Court may adjourn or continue the Settlement Hearing without further notice to the Class.

 .    DEFINITIONS USED IN THIS NOTICE

     0. "Defendants" means Samsonite, Carl C. Icahn, Richard Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard
H. Wiley, R. Theodore Ammon, Mark H. Rachesky, Robert L. Rosen, and Bernard Attal. The Parties to the Stipulation have acknowledged that Carl C. Icahn is a "Defendant" solely in the State Court Actions, not the Federal Actions, the Derivative Action or the Delaware Action. Mr. Icahn's participation in the Stipulation shall not be deemed a consent to the jurisdiction of the Court for any purpose other than the implementation and administration of the settlement reflected in the Stipulation, nor shall such participation be deemed a waiver or admission with respect to any claim or defense except as otherwise expressly provided therein.

     0. "Related Persons" means Artemis and its affiliates and each and all of Defendants and each and all of their respective affiliates and each and all of their respective past or present directors, officers, managers, employees, general partners, limited partners, members, principals, agents, underwriters, insurers, co-insurers, reinsurers, shareholders, attorneys, advisors, accountants, auditors, banks, investment banks, financial advisors, associates, personal, legal or other representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their respective immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family, and each and all of their respective executors, successors, assigns and legal representatives.

     0. "Released Class Claims" means all claims (including "Unknown Claims" as defined herein), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violation of any state or federal statutes, rules or regulations, by any Representative Plaintiff or Class Member against any or all of the Defendants and/or any or all of the Released Persons arising out of, based upon or related to the purchase, other acquisition or sale of Samsonite common stock and/or the purchase, other acquisition or sale of Samsonite options during the Class Period by any Class Member and the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were or could have been alleged in the Litigation.

     0. "Released Persons" means each and all of the Defendants and each and all of the Related Persons.

     0. "Class" means a class consisting of all Persons (other than those Persons who timely and validly request exclusion from the Class) who purchased or otherwise acquired the common stock or purchased or sold options of Samsonite during the period September 10, 1996 through and including August 11, 1998, or owned Samsonite common stock at the time of the Reorganization Plan in June 1998. Excluded from the Class are the Defendants and the Related Persons (as defined above) (the "Excluded Persons"), members of the immediate families of each of the Excluded Persons, any entity in which any Excluded Person has or had a controlling interest during the Class Period, directors and officers of

Samsonite during the Class Period, and the legal representatives, heirs, successors or assigns of any such Excluded Person.

     0. "Unknown Claims" means any and all Released Class Claims or Released Derivative Claims which any Representative Plaintiff, Class Member or Samsonite Shareholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of any or all of the Released Persons, or might have affected his, her or its decision not to object to this settlement or not to exclude himself, herself or itself from the Class. With respect to any and all Released Class Claims and Released Derivative Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs expressly shall and each of the Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code (S)1542, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Representative Plaintiffs expressly shall have, and each of the Class Members and Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States or any other country, or principle of common or civil law, which is similar, comparable or equivalent to California Civil Code (S)1542. The Representative Plaintiffs, Class Members and Samsonite Shareholders hereafter may discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Class Claims or the Released Derivative Claims, but each Representative Plaintiff expressly shall and each Class Member and each Samsonite Shareholder, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever compromised, released, resolved, relinquished, discharged and settled any and all of the Released Class Claims or any and all of the Released Derivative Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Representative Plaintiffs acknowledge, and the Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

 .    THE LITIGATION

          On and after August 28, 1998, actions were filed in the United States District Court for the District of Colorado (the "Court") as putative securities class actions on behalf of Persons who purchased or otherwise acquired the common stock or options of Samsonite.

     By order dated December 17, 1998, these actions were consolidated for all purposes as In re Samsonite Corporation Securities Litigation, Civil Action No. C-98-K-1878 (the "Federal Actions"). The operative complaint is the Amended Consolidated Class Action Complaint for Violations of: (1) the Securities Exchange Act of 1934; (2) the Colorado Securities Act; and (3) Delaware Law, dated April 28, 2000 (the "Complaint"). The Complaint alleges violations of
(S)(S)10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, the Colorado Securities Act, C.R.S. (S)11-51-501(1)(a)-
(c), (S)(S)11-51-604(5)(b) and 11-51-604(5)(c); Breach of Fiduciary Duty; and
Equitable Fraud.

     On or after March 13, 1998, two actions were filed in the District Court for the City and County of Denver, Colorado (the "State Court") as putative class actions on behalf of Persons who purchased or otherwise acquired Samsonite common stock or options during a defined period of time, entitled Knudson v. Samsonite Corporation, et al., Case No. 98CV2210, and Krasner v. Samsonite Corporation, et al., Case No. 98-CV-6511 (collectively, the "State Court Actions"). The complaints in the State Court Actions allege that the defendants had committed violations of the Colorado securities laws, (S)(S)11-51-50 and 11-51-604.

     On March 9, 1999, a derivative action entitled Klinger v. Nicolosi, et al., No. 99-CV-1305, was filed in the District Court for the City and County of Denver, Colorado on behalf of Samsonite. This action (the "Derivative Action") alleges claims for intentional and negligent breach of fiduciary duty, constructive fraud and unjust enrichment. The Derivative Action was removed to this Court on April 8, 1999.

     On July 1, 1998, a class action entitled Weiss v. Samsonite Corporation, et al., C.A. No. 16503, was filed in the Court of Chancery of the State of Delaware on behalf of all owners of Samsonite common stock during the pendency of Samsonite's self-tender offer (the "Delaware Action"). The Delaware Action alleges claims for breach of fiduciary duty of disclosure, entire fairness and breach of fiduciary duty, and equitable fraud. The Delaware Action was dismissed and the Order of Dismissal was affirmed on appeal and no further appellate remedy was sought. No class was ever certified in the Delaware Action. The material allegations of the Delaware Action now have been alleged in the Complaint.

     The Federal Actions, the State Court Actions, and the Derivative Action hereinafter are referred to collectively as the "Litigation."

 .    CLAIMS OF THE REPRESENTATIVE PLAINTIFFS AND BENEFITS OF SETTLEMENT

     The Representative Plaintiffs believe that the claims asserted in the Litigation have merit. However, counsel for the Representative Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Litigation against the Defendants through trial and through appeals. Counsel for the Representative Plaintiffs also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Litigation, as well as the difficulties and delays inherent in such litigation. Counsel for the Representative Plaintiffs also are mindful of the inherent problems of proof under and possible defenses to the violations asserted in the Litigation. Counsel for the Representative Plaintiffs believe that the settlement set forth in the Stipulation confers substantial benefits upon the Class and Samsonite. Based on their evaluation, counsel for the Representative Plaintiffs have determined that the settlement set forth in the Stipulation is in the best interests of the Representative Plaintiffs, the Class and Samsonite.

 .    DEFENDANTS' STATEMENT AND DENIALS OF WRONGDOING AND LIABILITY

     The Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Representative Plaintiffs in the Litigation. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Litigation. The Defendants also have denied and continue to deny, inter alia, the allegations that the Representative Plaintiffs, the Class or Samsonite have suffered damage, that the price of Samsonite securities was artificially inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, or that the Representative Plaintiffs, the Class or Samsonite were harmed by the conduct alleged in the Litigation.

     Nonetheless, the Defendants have concluded that further conduct of the Litigation would be protracted and expensive, and that it is desirable that the Litigation be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Litigation. The Defendants, therefore, have determined that it is desirable and beneficial to them that the Litigation be settled in the manner and upon the terms and conditions set forth in the Stipulation.

 .    TERMS OF THE PROPOSED SETTLEMENT

     The Defendants solely through Samsonite's insurance carrier have caused to be paid into an escrow account, pursuant to the terms of the Stipulation of Settlement dated as of April 28, 2000 (the "Stipulation"), cash in the amount of $24,000,000 which has been earning and will continue to earn interest for the benefit of the Class.

     A portion of the settlement proceeds will be used for certain administrative expenses, including costs of printing and mailing this Notice, the cost of publishing newspaper notices, payment of any taxes assessed against the Settlement Fund and costs associated with the processing of claims submitted. In addition, as explained below, a portion of the Settlement Fund may be awarded by the Court to counsel for Representative Plaintiffs as attorneys' fees and expenses. The balance of the Settlement Fund (the "Net Settlement Fund") will be distributed according to the Plan of Allocation described below to Class Members who submit valid and timely Proof of Claim forms.

 .    PLAN OF ALLOCATION

     The Net Settlement Fund will be distributed to Class Members who submit valid, timely Proof of Claim forms ("Authorized Claimants") under the Plan of Allocation described below. The Plan of Allocation provides that you will be eligible to participate in the distribution of the Settlement Fund only if you have a net loss on all transactions in Samsonite common stock or options during the Class Period.

     To the extent there are sufficient funds in the Net Settlement Fund, each Authorized Claimant will receive an amount equal to the Authorized Claimant's claim, as defined below. If, however, the amount in the Net Settlement Fund is not sufficient to permit payment of the total claim of each Authorized Claimant, then each Authorized Claimant shall be paid the percentage of the Net Settlement Fund that each Authorized Claimant's claim bears to the total of the claims of all Authorized Claimants. Payment in this manner shall be deemed conclusive against all Authorized Claimants.

     The total of all profits shall be subtracted from the total of all losses from transactions during the Class Period to determine if a Class Member has a claim. Only if a Class Member had a net loss, after all profits from transactions in Samsonite stock or options during the Class Period are subtracted from all losses, will such Class Member be eligible to receive a distribution from the Net Settlement Fund.

     A claim will be calculated as follows:

     1. For shares of Samsonite common stock that were purchased on September 30, 1996 through December 1, 1997, and

          (a)  sold prior to December 2, 1997, the claim per share is $0;

          (b) sold from December 2, 1997 through August 11, 1998, the claim per share is $3.25 per share;

          (c) retained at the end of August 11, 1998, the claim per share is $4.35 per share.

     2. For shares of Samsonite common stock that were purchased on December 2, 1997 through August 11, 1998, and

          (a)  sold prior to August 12, 1998, the claim per share is $0;

          (b) retained at the end of August 11, 1998, the claim per share is $1.10 per share.

     Special Consideration for Shares Purchased Prior to the Class Period

     3. For shares purchased prior to the Class Period and held at the time of the June 1998 "buy-back," the recovery per share is $0.25.

     4. For options of Samsonite that were purchased on September 30, 1996 through August 11, 1998, and

          (a) expired/disposed of prior to 8/12/98 and/or retained at the end of 8/11/98, the claim per option is 15% of the difference between the price paid for the option less any value received upon disposition;

          (b) total recovery for options shall not exceed 5% of the Settlement Fund.

     The date of purchase or sale is the "contract" or "trade" date as distinguished from the "settlement" date. The determination of the price paid per share and the price received per share, shall be exclusive of all commissions, taxes, fees and charges.

     For Class Members who made multiple purchases or multiple sales during the Class Period, the earliest subsequent sale shall be matched with the earliest purchase and chronologically thereafter for purposes of the claim calculations.

     The Court has reserved jurisdiction to allow, disallow or adjust the claim of any Class Member on equitable grounds.

 .    ORDER CERTIFYING A CLASS FOR PURPOSES OF SETTLEMENT

     On ___________, 2000, the Court certified a class, for settlement purposes only. The Class is defined above.

 .    PARTICIPATION IN THE CLASS

     If you fall within the definition of the Class, you will remain a Class Member unless you elect to be excluded from the Class. If you do not request to be excluded from the Class, you will be bound by any Judgment entered with respect to the settlement in the Litigation whether or not you file a Proof of Claim.

     If you wish to remain a Class Member, you need do nothing (other than timely file a Proof of Claim and Release if you wish to participate in the distribution of the Net Settlement Fund). Your interests will be represented by plaintiffs' counsel. If you choose, you may enter an appearance individually or through your own counsel at your own expense.

     TO PARTICIPATE IN THE DISTRIBUTION OF THE NET SETTLEMENT FUND, YOU MUST TIMELY COMPLETE AND RETURN THE PROOF OF CLAIM AND RELEASE FORM THAT ACCOMPANIES THIS NOTICE. The Proof of Claim and Release must be postmarked on or before ___________, 2000, and delivered to the Claims Administrator at the address below. Unless the Court orders otherwise, if you do not timely submit a valid Proof of Claim, you will be barred from receiving any payments from the Net Settlement Fund, but will in all other respects be bound by the provisions of the Stipulation and the Judgment.

 .    EXCLUSION FROM THE CLASS

     You may request to be excluded from the Class. To do so, you must mail a written request stating that you wish to be excluded from the Class to:


                        Samsonite Securities Litigation
                        c/o Claims Administrator
                        Gilardi & Co. LLC
                        P.O. Box 990
                        Corte Madera, CA 94976-0990

     The request for exclusion must state: (1) your name, address and telephone number; and (2) all purchases and sales of Samsonite common stock or stock options made during the

Class Period, including the dates of purchase or sale, the number of shares of such securities purchased or sold, and the price paid or received per share or option. YOUR EXCLUSION REQUEST MUST BE POSTMARKED ON OR BEFORE ____________, 2000. If you submit a valid and timely request for exclusion, you shall have no rights under the settlement, shall not share in the distribution of the Net Settlement Fund, and shall not be bound by the Stipulation or the Judgment.

 .    DISMISSAL AND RELEASES

     If the proposed settlement is approved, the Court will enter a Final Judgment and Order of Dismissal ("Judgment"). The Judgment will dismiss the Released Class Claims with prejudice as to all Released Persons. Thereafter, the State Court Actions will be dismissed with prejudice. The Representative Plaintiffs and the Defendants are, concurrently with the Settlement Hearing, seeking the Court's approval of a settlement of the Derivative Action and if such approval is obtained, the Derivative Action will be dismissed with prejudice.

     The Judgment will provide that all Class Members who do not validly and timely request to be excluded from the Class shall be deemed to have released and forever discharged all Released Class Claims (to the extent members of the Class have such claims) against all Released Persons.

 .    APPLICATION FOR FEES, EXPENSES AND AWARDS

     At the Settlement Hearing, counsel for Representative Plaintiffs will request the Court to award attorneys' fees of up to one-third of the Settlement Fund, plus reimbursement of the expenses, not to exceed $325,000, which were advanced in connection with the Litigation, plus interest thereon. Class Members are not personally liable for any such fees, expenses or compensation.

     To date, Representative Plaintiffs' Counsel have not received any payment for their services in conducting this Litigation on behalf of Representative Plaintiffs and the Members of the Class, nor have counsel been reimbursed for their out-of-pocket expenses. The fee requested by Representative Plaintiffs' Counsel would compensate counsel for their efforts in achieving the Settlement Fund for the benefit of the Class, and for their risk in undertaking this representation on a contingency basis. The fee requested is within the range of fees awarded to plaintiffs' counsel under similar circumstances in litigation of this type.

 .    CONDITIONS FOR SETTLEMENT

     The settlement is conditioned upon the occurrence of certain events described in the Stipulation. Those events include, among other things: (1) entry of the Judgment by the Court and the State Court, as provided for in the Stipulation; and (2) expiration of the time to appeal from or alter or amend the Judgment. If, for any reason, any one of the conditions described in the Stipulation is not met, the Stipulation might be terminated and, if terminated, will become null and void, and the parties to the Stipulation will be restored to their respective positions as of December 16, 1999.

 .    THE RIGHT TO BE HEARD AT THE HEARING

     Any Class Member who has not made a valid and timely request to be excluded from the Class, and who objects to any aspect of the settlement, the Plan of Allocation, the adequacy of representation by Representative Plaintiffs' Counsel, or the application for attorneys' fees, costs and expenses, may appear and be heard at the Settlement Hearing. Any such Person must submit a written notice of objection, received on or before __________, 2000, by each of the following:

                         CLERK OF THE COURT
                         UNITED STATES DISTRICT COURT
                         DISTRICT OF COLORADO
                         1929 Stout Street
                         Denver, CO 80294

                         Co-Lead Counsel for Plaintiffs and the Class

                         MILBERG WEISS BERSHAD
                           HYNES & LERACH LLP
                         KEITH F. PARK
                         600 West Broadway
                         Suite 1800
                         San Diego, CA 92101

                         BARRACK, RODOS & BACINE
                         STEPHEN R. BASSER
                         MATTHEW P. MONTGOMERY
                         600 West Broadway, Suite 1700
                         San Diego, CA 92101

                         DYER DONNELLY
                         ROBERT J. DYER III
                         801 East 17th Avenue
                         Denver, CO 80218

                              - and -

                         Attorneys for Defendants

                         AKIN, GUMP, STRAUSS,
                           HAUER & FELD, L.L.P.
                         STEVEN M. PESNER, P.C.
                         590 Madison Avenue, 19th Floor
                         New York, NY 10022

                         Attorneys for Defendants Samsonite Corporation, Richard
                         R. Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard H. Wiley, R. Theodore Ammon, Mark H. Rachesky, Robert L. Rosen and Bernard Attal

                         PIPER MARBURY RUDNICK
                           & WOLFE LLP
                         THEODORE ALTMAN
                         1251 Avenue of the Americas
                         New York, NY 10020-1104

                         Attorneys for Defendant Carl. C. Icahn

The notice of objection must demonstrate the objecting Person's membership in the Class, including the number of Samsonite shares or stock options purchased and sold during the Class Period or shares held in June 1998 at the time of the Reorganization Plan, and contain a statement of the reasons for objection. Only Members of the Class who have submitted written notices of objection in this manner will be entitled to be heard at the Settlement Hearing, unless the Court orders otherwise.

 .    SPECIAL NOTICE TO NOMINEES

     If you hold any Samsonite common stock purchased or otherwise acquired or Samsonite stock options purchased or sold during the Class Period or shares held in June 1998 at the time of the Reorganization Plan as nominee for a beneficial owner, then, within ten (10) days after you receive this Notice, you must either: (1) send a copy of this Notice and the Proof of Claim by first class mail to all such Persons; or (2) provide a list of the names and addresses of such Persons to the Claims Administrator:

                        Samsonite Securities Litigation
                        c/o Claims Administrator
                        Gilardi & Co. LLC
                        P.O. Box 990
                        Corte Madera, CA 94976-0990

     If you choose to mail the Notice and Proof of Claim yourself, you may obtain from the Claims Administrator (without cost to you) as many additional copies of these documents as you will need to complete the mailing.

     Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for or advancement of reasonable administrative costs actually incurred or expected to be incurred in connection with forwarding the Notice and Proof of Claim and which would not have been incurred but for the obligation to forward the Notice and Proof of Claim, upon submission of appropriate documentation to the Claims Administrator.

 .    EXAMINATION OF PAPERS

     This Notice is a summary and does not describe all of the details of the Stipulation. For full details of the matters discussed in this Notice, you may review the Stipulation filed with the Court, which may be inspected during business hours, at the office of the Clerk of the Court, United States Courthouse, District of Colorado, 1929 Stout Street, Denver, Colorado 80294.

     If you have any questions about the settlement of the Litigation, you may contact Plaintiffs' Settlement Counsel by writing:

                         MILBERG WEISS BERSHAD
                           HYNES & LERACH LLP
                         KEITH F. PARK
                         600 West Broadway
                         Suite 1800
                         San Diego, CA 92101

                         BARRACK, RODOS & BACINE
                         STEPHEN R. BASSER
                         MATTHEW P. MONTGOMERY
                         600 West Broadway, Suite 1700
                         San Diego, CA 92101

                         DYER DONNELLY
                         ROBERT J. DYER III
                         801 East 17th Avenue
                         Denver, CO 80218


               DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

DATED:  ____________, 2000          BY ORDER OF THE UNITED STATES
                                    DISTRICT COURT FOR THE
                                    DISTRICT OF COLORADO

                                                                     Exhibit A-2

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO


Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)



In re SAMSONITE CORPORATION SECURITIES LITIGATION


________________________________________________________________________________

                        SUMMARY NOTICE FOR PUBLICATION
                    OF PROPOSED SETTLEMENT OF CLASS ACTION

                                  EXHIBIT A-2

________________________________________________________________________________

TO: ALL PERSONS WHO PURCHASED OR OTHERWISE ACQUIRED THE COMMON STOCK OF SAMSONITE CORPORATION ("SAMSONITE") OR PURCHASED OR SOLD SAMSONITE OPTIONS DURING THE PERIOD SEPTEMBER 10, 1996 THROUGH AND INCLUDING AUGUST 11, 1998 OR OWNED SAMSONITE COMMON STOCK AT THE TIME OF THE REORGANIZATION PLAN IN JUNE 1998]

     YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the District of Colorado that a hearing will be held on __________, 2000, at __:__ __.m., before the Honorable John L. Kane, Jr., at the United States Courthouse, 1929 Stout Street, Denver, Colorado, for the purpose of determining: (1) whether the proposed settlement of the claims in the Litigation for the sum of $24,000,000 plus accrued interest should be approved by the Court as fair, just, reasonable and adequate; (2) whether, thereafter, the Litigation should be dismissed with prejudice as set forth in the Stipulation of Settlement dated as of April 28, 2000; (3) whether the Plan of Allocation is fair, just, reasonable and adequate and therefore should be approved; and (4) whether the application of plaintiffs' counsel for the payment of attorneys' fees and reimbursement of expenses incurred in connection with the Litigation should be approved.

     If you purchased the common stock of Samsonite or purchased or sold Samsonite stock options during the period beginning September 10, 1996 through and including August 11, 1998, or owned Samsonite common stock at the time of the Reorganization Plan in June 1998, your rights may be affected by the settlement of the Litigation. If you have not received a detailed Notice of Pendency and Proposed Settlement of Class Action and a copy of the Proof of Claim and Release, you may obtain copies by writing to Samsonite Securities Litigation, c/o Gilardi & Co. LLC, P.O. Box 990, Corte Madera, CA 94976-0990. If you are a Class Member, in order to share in the distribution of the Net Settlement Fund, you must submit a Proof of Claim and Release no later than ___________, 2000, establishing that you are entitled to recovery. You will be bound by any judgment rendered in the Litigation whether or not you make a claim.

     If you desire to be excluded from the Class, you must file a request for exclusion by __________, 2000, in the manner and form explained in the detailed Notice referred to above. All members of the Class who have not requested exclusion from the Class will be bound by any judgment entered in the Litigation pursuant to the settlement agreement.

     Any objection to the settlement must be mailed or delivered such that it is received by each of the following no later than __________, 2000:

                    CLERK OF THE COURT
                    UNITED STATES DISTRICT COURT
                    DISTRICT OF COLORADO
                    1929 Stout Street
                    Denver, CO 80294

                    Co-Lead Counsel for Plaintiffs and the Class

                    MILBERG WEISS BERSHAD
                     HYNES & LERACH LLP
                    KEITH F. PARK
                    600 West Broadway
                    Suite 1800
                    San Diego, CA 92101

                    BARRACK, RODOS & BACINE
                    STEPHEN R. BASSER
                    MATTHEW P. MONTGOMERY
                    600 West Broadway, Suite 1700
                    San Diego, CA 92101

                    DYER DONNELLY
                    ROBERT J. DYER III
                    801 East 17th Avenue
                    Denver, CO 80218

                        - and -

                    Attorneys for Defendants

                    AKIN, GUMP, STRAUSS,
                     HAUER & FELD, L.L.P.
                    STEVEN M. PESNER, P.C.
                    590 Madison Avenue, 19th Floor
                    New York, NY 10022

                    Attorneys for Defendants Samsonite Corporation, Richard R. Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard H.

                    Wiley, R. Theodore Ammon, Mark H. Rachesky, Robert L. Rosen and Bernard Attal

                    PIPER MARBURY RUDNICK
                     & WOLFE LLP
                    THEODORE ALTMAN
                    1251 Avenue of the Americas
                    New York, NY 10020-1104

                    Attorneys for Defendant Carl. C. Icahn

     PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE REGARDING THIS
NOTICE.

DATED: ______________, 2000             BY ORDER OF THE COURT
                                        UNITED STATES DISTRICT COURT
                                        DISTRICT OF COLORADO

                                                                     Exhibit A-3

                      IN THE UNITED STATES DISTRICT COURT

                          FOR THE DISTRICT OF COLORADO


Civil Action No. 99-K-705


DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

     vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R. THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants,

     and

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.


________________________________________________________________________________

                       NOTICE OF PENDENCY AND SETTLEMENT
                              OF DERIVATIVE ACTION

                                  EXHIBIT A-3

________________________________________________________________________________

TO: ALL HOLDERS OF SAMSONITE CORP. ("SAMSONITE") COMMON STOCK AS OF APRIL 28, 2000:

                      PLEASE READ THIS NOTICE CAREFULLY,

                           IT MAY AFFECT YOUR RIGHTS

     THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDERS' DERIVATIVE ACTION AND CLAIMS ASSERTED THEREIN.

     HOLDERS OF SAMSONITE COMMON STOCK AS OF APRIL 28, 2000 ARE ENTITLED TO OBJECT, IF THEY DESIRE, TO THE SETTLEMENT OF THE DERIVATIVE CLAIMS AS DESCRIBED HEREIN. IF THE COURT APPROVES THE DERIVATIVE SETTLEMENT, YOU WILL BE BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED DERIVATIVE CLAIMS.

     IN ADDITION TO THIS NOTICE, YOU MAY RECEIVE A NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CLASS ACTION WHICH RELATES TO THE PROPOSED SETTLEMENT OF A CLASS ACTION. IF YOU PURCHASED OR OTHERWISE ACQUIRED SAMSONITE COMMON STOCK OR PURCHASED OR SOLD SAMSONITE OPTIONS DURING THE PERIOD FROM SEPTEMBER 10, 1996 THROUGH AUGUST 11, 1998 OR HELD SAMSONITE COMMON STOCK AT THE TIME OF THE REORGANIZATION PLAN IN JUNE 1998, YOUR RIGHTS CONCERNING THE CLASS SETTLEMENT ARE DESCRIBED IN THE CLASS NOTICE.

     This Notice is given pursuant to an Order of the United States District Court for the District of Colorado (the "Court"). The purpose of the Notice is to advise you that the above-entitled action now pending in the Court and that the parties thereto have reached a settlement (the "Settlement") which would fully, finally and forever resolve this action (the "Derivative Action") as between the Representative Plaintiffs and the Defendants and their Related Persons, as defined herein, on the terms and conditions summarized in this Notice.

     This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the truth of the allegations of the claims in the Litigation or the merits of the claims or defenses asserted. This Notice is merely to advise you of the pendency and proposed settlement of the Derivative Action and of your rights thereunder.

 .    THE LITIGATION

     A.   The Derivative Action

     On March 9, 1998, the Derivative Action (entitled Klinger v. Nicolosi, et al., No. 99-CV-1305) was filed in the District Court, City and County of Denver, Colorado on behalf of Samsonite. The Derivative Action alleges claims for intentional and negligent breach of fiduciary duty, constructive fraud and unjust enrichment. The Derivative Action was removed to this Court on April 8, 1999.

     A.   The Class Actions

     On and after August 28, 1998, actions were filed in the United States District Court for the District of Colorado as putative securities class actions on behalf of Persons who purchased or otherwise acquired the common stock or options of Samsonite.

     By order dated December 17, 1998, these actions were consolidated for all purposes as In re Samsonite Corporation Securities Litigation, Civil Action No. C-98-K-1878 (the "Federal Actions"). The operative complaint is the Amended Consolidated Class Action Complaint for Violations of: (1) the Securities Exchange Act of 1934; (2) the Colorado Securities Act; and (3) Delaware Law, dated April 28, 2000 (the "Complaint"). The Complaint alleges violations of
(S)(S)10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder, the Colorado Securities Act, C.R.S. (S)11-51-501(1)(a)-
(c), (S)(S)11-51-604(5)(b) and 11-51-604(5)(c); Breach of Fiduciary Duty; and
Equitable Fraud.

     On or after March 13, 1998, two actions were filed in the District Court for the City and County of Denver, Colorado as putative class actions on behalf of Persons who purchased or otherwise acquired Samsonite common stock or options during a defined period of time, entitled Knudson v. Samsonite Corporation, et al., Case No. 98CV2210, and Krasner v. Samsonite Corporation, et al., Case No. 98-CV-6911 (collectively, the "State Court Actions"). The complaints in the State Court Actions allege that the defendants had committed violations of the Colorado securities laws, (S)(S)11-51-501 and 11-51-604.

     On July 1, 1998, a class action entitled Weiss v. Samsonite Corporation, et al., C.A. No. 16503, was filed in the Court of Chancery of the State of Delaware on behalf of all owners of Samsonite common stock during the pendency of Samsonite's self-tender offer (the "Delaware Action"). The Delaware Action alleges claims for breach of fiduciary duty of disclosure, entire fairness and breach of fiduciary duty, and equitable fraud. The Delaware Action was dismissed and the Order of Dismissal was affirmed on appeal and no further appellate remedy was sought. No class was ever certified in the Delaware Action. The material allegations of the Delaware Action now have been alleged in the Complaint.

     The Federal Actions, the State Court Actions and the Derivative Action hereinafter are referred to collectively as the "Litigation."

 .    CLAIMS OF THE REPRESENTATIVE PLAINTIFFS AND BENEFITS OF SETTLEMENT

     The Representative Plaintiffs believe that the claims asserted in the Derivative Action have merit. However, counsel for the Representative Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Defendants through trial and through appeals. Counsel for the Representative Plaintiffs also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Counsel for the Representative Plaintiffs also are mindful of the inherent problems of proof under and possible defenses to the violations asserted in the Derivative Action. Counsel for the Representative Plaintiffs believe that the Settlement set forth in the Stipulation of Settlement dated as of April 28, 2000 (the "Stipulation") confers substantial benefits upon Samsonite. Based on their evaluation, counsel for the Representative Plaintiffs have determined that the Settlement set forth in the Stipulation is in the best interests of the Representative Plaintiffs, Samsonite and the Samsonite Shareholders.

 .    DEFENDANTS' STATEMENT AND DENIALS OF WRONGDOING AND LIABILITY

     The Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Representative Plaintiffs in the Derivative Action. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Action. The Defendants also have denied and continue to deny, inter alia, the allegations that the Representative Plaintiffs or Samsonite Shareholders have suffered damage, that the price of Samsonite securities artificially was inflated by reasons of alleged misrepresentations, non-disclosures or otherwise, or that the Representative Plaintiffs or Samsonite or its stockholders were harmed by the conduct alleged in the Derivative Action. The Defendants further have asserted that at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of Samsonite and the Samsonite Shareholders.

     Nonetheless, the Defendants have concluded that further conduct of the Derivative Action would be protracted and expensive, and that it is desirable that the Derivative Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. The Defendants also have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Action. The Defendants have, therefore, determined that it is desirable and beneficial to them that the Derivative Action be settled in the manner and upon the terms and conditions set forth in the Stipulation.

 .    DEFINITIONS

     As used in this Stipulation, the following terms have the meanings specified below:

     1. "Defendants" means Samsonite, Carl C. Icahn, Richard Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard
H. Wiley, R. Theodore Ammon, Mark H. Rachesky, Robert L. Rosen and Bernard Attal. The parties to this Stipulation acknowledge that Carl C. Icahn is a "Defendant" solely in the State Court Actions, not the Federal Actions, the Derivative Action or the Delaware Action. Mr. Icahn's participation in the Stipulation shall not be deemed a consent to the jurisdiction of the Court for any purpose other than the implementation and administration of the Settlement reflected in the Stipulation, nor shall such participation be deemed a waiver or admission with respect to any claim or defense except as otherwise expressly provided therein.

     2. "Samsonite Shareholders" means all shareholders of Samsonite as of April 28, 2000.

     3.   "Judgment" means the judgment to be rendered by the Court.

     4. "Person" means an individual, corporation, limited liability corporation, professional corporation, limited liability partnership, partnership, limited partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their respective spouses, heirs, predecessors, successors, representatives, or assignees.

     5. "Related Persons" means Artemis and its affiliates and each and all of Defendants and each and all of their respective past or present directors, officers, managers, employees, general partners, limited partners, members, principals, agents, underwriters, insurers, co-insurers, reinsurers, shareholders, attorneys, advisors, accountants, auditors, banks, investment banks, financial advisors, associates, personal, legal or other representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their respective immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family, and each of their respective executors, successors, assigns and legal representatives.

     6. "Released Derivative Claims" means any and all claims (including "Unknown Claims"), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown whether or not concealed or hidden, asserted or that might have been asserted, including without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violations of any state or federal statutes, rules or regulations that have been or could have been asserted by Samsonite or Samsonite Shareholders on behalf of Samsonite, or any of them, against any or all of the Released Persons in the Derivative Action arising out of, based upon or related to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could have been alleged in the Litigation.

     7. "Released Persons" means each and all of the Defendants and each and all of the Related Persons.

     8. "Representative Plaintiffs" means each of the plaintiffs who filed a complaint in the Derivative Action.

     0. "Settling Parties" means, collectively, each of the Defendants and the Representative Plaintiffs on behalf of themselves and derivatively on behalf of Samsonite.

     0. "Unknown Claims" means any and all Released Class Claims or Released Derivative Claims which any Representative Plaintiff, Class Member or Samsonite Shareholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of any or all of the Released Persons, or might have affected his, her or its decision not to object to this settlement or not to exclude himself, herself or itself from the Class. With respect to any and all Released Derivative Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Representative Plaintiffs expressly shall, and each of the Class Members and Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code (S)1542, which provides:

               A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Representative Plaintiffs expressly shall have, and each of the Class Members and Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or any other country, or principle of common or civil law, which is similar, comparable or equivalent to California Civil Code (S)1542. The Representative Plaintiffs, Class Members and Samsonite Shareholders hereafter may discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of any or all of the Released Derivative Claims, but each Representative Plaintiff expressly shall and each Class Member and each Samsonite Shareholder, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever compromised, released, resolved, relinquished, discharged and settled and any and all of the Released Derivative Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Representative Plaintiffs acknowledge, and the Class Members and Samsonite Shareholders, shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the Settlement of which this release is a part.

 .    THE PROPOSED SETTLEMENT

     Counsel for the Representative Plaintiffs have investigated the facts and the applicable law regarding the claims of the Persons on whose behalf they are acting and the potential defenses thereto. Based on this investigation, the Representative Plaintiffs have agreed with Samsonite that it is in the best interests of Samsonite and its shareholders to settle the Derivative Action on the following terms.

     0.   Corporate Governance/Board of Directors

     0.0 Upon Court approval of the settlement, Samsonite will adopt the following Corporate Governance Policies, each to remain in effect for five years from the date of Court approval of the settlement.

          (a) At least two-thirds of the members of the Board of Directors shall be "independent," as defined in the Stipulation.

          (a) The Board of Directors shall hold an executive session at least once each year at which employee directors are not present.

          (a) The Compensation Committee and the Audit Committee of the Board of Directors shall each be composed entirely of independent directors.

          (a) The Compensation Committee shall set annual and long-term performance goals for the Chairman of the Board and the Chief Executive Officer and evaluate his performance against such goals and the performance of Samsonite's peer companies, and the Board of Directors shall adopt a resolution, setting forth specific compensation principles governing the compensation of Samsonite's officers and directors, as outlined in the Stipulation.

          (a) Nomination of directors and the composition of the Executive Committee shall be governed by the Stockholders Agreement dated July 13, 1999. If during the five year period of these therapeutics the Stockholders Agreement is terminated or amended as specified in the Stipulation, the Board of Directors will create a Nominating Committee composed entirely of independent directors.

          (a) The Board of Directors' Committees shall have standing authorization, on their own decision, to retain legal and/or other advisers of their choice, which advisers shall report directly to the Committees.

          (a) The Board of Directors shall adopt a resolution creating the Corporate Governance Committee, which Committee shall be comprised entirely of independent directors. This new Corporate Governance Committee will perform the functions specified in the Corporate Governance Committee Guidelines set forth in the Stipulation.

     0.   Insider Trading Policy

     0.0 Samsonite has adopted insider trading controls governing the trading in Samsonite securities by directors, officers, all managerial employees of Samsonite, and all other employees who have or may have access to material non-public information about Samsonite, including Samsonite's financial results. Samsonite shall maintain these insider trading controls and may amend them in the future to comply with the law.

     0.   Corporate Transactions

     0.0 The approval by Samsonite of any future significant recapitalization or acquisitions will require the review and approval by an independent committee of Samsonite formed to investigate or evaluate transactions or strategies involving a potential recapitalization, merger or acquisition of or by Samsonite. Such independent committee may, at its discretion, obtain an independent fairness opinion prior to recommending the approval of any such transaction to the Board of Directors.

     0.   Internal Controls

     0.0 The independent Audit Committee will meet on a quarterly basis to review Samsonite's financial statements prior to public release and will meet at least annually to review Samsonite's revenue recognition and reserve policies and the implementation of these policies by the management of Samsonite. The Audit Committee will bring to the Board of Directors' attention any material deviation from these policies by management.

     If the proposed settlement is approved by the Court, the Court will enter a judgment which will dismiss the Derivative Action as against the Defendants with prejudice, and all Samsonite Shareholders (in their capacity as shareholders only) and Samsonite (as nominal defendant) shall be barred and enjoined from asserting any Released Derivative Claims (as defined above) against any of the Released Persons and each and all Samsonite Shareholders and Samsonite shall conclusively be deemed to have released any and all such Released Derivative Claims as against all of the Released Persons.

     0.   Attorneys' Fees and Expenses

     0.0 If the proposed settlement is approved by the Court, counsel to the Representative Plaintiffs will share in any fee and expense award made by the Court in the settlement of the Federal Actions. Any such amount will be paid from the amount contributed on behalf of Samsonite by its insurance carrier in settlement of the Federal Actions and the State Court Actions and will not be paid by Samsonite.

 .    NOTICE TO BANKS, BROKERS, AND OTHER NOMINEES

     Banks, brokerage firms, institutions, and other persons who are nominees who held the common stock of Samsonite for the beneficial interest of other persons on April 28, 2000 are requested within ten (10) days of receipt of the Notice, to (1) provide Plaintiffs' Settlement Counsel with the names and addresses of such beneficial purchasers, or (2) forward a copy of the Notice to each such beneficial purchaser and provide Plaintiffs' Settlement Counsel with written confirmation that the Notice has been so forwarded. Your reasonable costs and expenses of complying with this provision will be paid upon submission of appropriate documentation to Plaintiffs' Settlement Counsel. Additional copies of the Notice may be obtained from Plaintiffs' Settlement Counsel for forwarding to such beneficial owners. All such correspondence should be addressed as follows:

                        Samsonite Derivative Litigation
                        c/o Gilardi & Co. LLC
                        P.O. Box 990
                        Corte Madera, CA 94976-0990

 .    THE HEARING

     A hearing (the "Settlement Hearing") will be held before the Honorable John
L. Kane, Jr., United States District Judge, on ________ 2000, at __:__ __.m., at the United States Courthouse, United States District Court for the District of Colorado, 1929 Stout Street, Denver, Colorado, for the purpose of determining whether the proposed settlement is fair, just, reasonable and adequate and whether it should be approved by the Court and whether a judgment should be entered dismissing the Derivative Action with prejudice as against the Defendants. The Settlement Hearing may be continued or adjourned from time to time by the Court at the Settlement Hearing or any continued or adjourned session thereof without further notice.

     Any shareholder of Samsonite as of April 28, 2000 may appear at the Settlement Hearing to show cause why the proposed settlement should not be approved or why a judgment should or should not be entered thereon; provided, however, that no such Person shall be heard, unless his, her or its objection or opposition including the basis therefore is made in writing, together with proof of current ownership of Samsonite common stock, and is received on or before __________, 2000, by each of the following:

                         CLERK OF THE COURT
                         UNITED STATES DISTRICT COURT
                         DISTRICT OF COLORADO
                         1929 Stout Street
                         Denver, CO 80294

                         Co-Lead Counsel for Plaintiffs and the Class

                         MILBERG WEISS BERSHAD
                           HYNES & LERACH LLP
                         KEITH F. PARK
                         600 West Broadway
                         Suite 1800
                         San Diego, CA 92101

                         BARRACK, RODOS & BACINE
                         STEPHEN R. BASSER
                         MATTHEW P. MONTGOMERY
                         600 West Broadway, Suite 1700
                         San Diego, CA 92101

                         DYER DONNELLY
                         ROBERT J. DYER III
                         801 East 17th Avenue
                         Denver, CO 80218

                              - and -

                         Attorneys for Defendants

                         AKIN, GUMP, STRAUSS,
                           HAUER & FELD
                         STEVEN M. PESNER, P.C.
                         590 Madison Avenue, 19th Floor
                         New York, NY 10022

                         Attorneys for Defendants Samsonite Corporation, Richard
                         R. Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard H. Wiley, R. Theodore Ammon, Mark H. Rachesky, Robert L. Rosen and Bernard Attal

                         PIPER MARBURY RUDNICK
                           & WOLFE LLP
                         THEODORE ALTMAN
                         1251 Avenue of the Americas
                         New York, NY 10020-1104

                         Attorneys for Defendant Carl. C. Icahn

Unless otherwise ordered by the Court, any shareholder of Samsonite who does not make his, her or its objection or opposition in the manner provided shall be deemed to have waived all objections and opposition to the fairness, justness, reasonableness and adequacy of the proposed settlement.

 .    EXAMINATION OF PAPERS AND INQUIRIES

     This Notice contains only a summary of the terms of the proposed settlement. For a more detailed statement of the matters involved in the Litigation, reference is made to the pleadings, to the Stipulation of Settlement and to other papers filed in the Litigation which may be inspected at the Office of the Clerk of the Court, United States District Court for the District of Colorado, 1929 Stout Street, Denver, Colorado, during business hours of each business day.

     Inquiries regarding this action should be addressed as follows:

                         Samsonite Derivative Litigation
                         c/o Gilardi & Co. LLC
                         P.O. Box 990
                         Corte Madera, CA 94976-0990

                DO NOT CONTACT THE COURT REGARDING THIS NOTICE.

DATED:_________, 2000                    BY ORDER OF THE UNITED STATES DISTRICT
                                         COURT FOR THE DISTRICT OF COLORADO

                                                                 Exhibit A-4

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO


Civil Action No. 99-K-705


DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

     vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R. THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants,

     and

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.

--------------------------------------------------------------------------------

                  SUMMARY NOTICE FOR PUBLICATION OF PROPOSED
                        SETTLEMENT OF DERIVATIVE ACTION

                                  EXHIBIT A-4

--------------------------------------------------------------------------------

TO:  ALL HOLDERS OF SAMSONITE CORP. ("SAMSONITE") COMMON STOCK AS OF APRIL 28,
     2000

     YOU ARE HEREBY NOTIFIED that the parties to the above derivative action have entered into a Stipulation of Settlement dated as of ___________ (the "Stipulation") to resolve the issues raised by the derivative action.

     PLEASE BE FURTHER ADVISED that pursuant to an Order of the United States District Court for the District of Colorado, a hearing will be held on ____________, 2000, at __:__ __.m., before the Honorable John L. Kane, Jr., at the United States Courthouse, 1929 Stout Street, Denver, Colorado, for the purpose of determining: (1) whether the proposed settlement of the derivative action as set forth in the Stipulation on file with the Court should be approved by the Court as fair, just, reasonable and adequate to Samsonite and its common stockholders; and (2) whether the derivative action should be dismissed with prejudice pursuant to the terms of the Stipulation. If you are a shareholder of Samsonite, your rights may be affected by the settlement of this action.

     If you owned Samsonite common stock as of April 28, 2000, and have not received a Notice of Pendency and Settlement of Derivative Action, you may obtain a copy by contacting: Samsonite Derivative Litigation, c/o Gilardi & Co. LLC, P.O. Box 990, Corte Madera, CA 94976-0990.

     Plaintiffs' Settlement Counsel are:

                    MILBERG WEISS BERSHAD
                      HYNES & LERACH LLP
                    KEITH F. PARK
                    600 West Broadway, Suite 1800
                    San Diego, CA 92101

                    BARRACK, RODOS & BACINE
                    STEPHEN R. BASSER
                    600 West Broadway, Suite 1700
                    San Diego, CA 92101

                    DYER DONNELLY
                    ROBERT J. DYER III
                    801 East 17th Avenue
                    Denver, CO 80218

             PLEASE DO NOT CONTACT THE COURT OF THE CLERK'S OFFICE

DATED: ___________, 2000                 BY ORDER OF THE UNITED STATES DISTRICT
                                         COURT FOR THE DISTRICT OF COLORADO

                                                                 Exhibit A-5

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO


Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)

In re SAMSONITE CORPORATION SECURITIES LITIGATION

--------------------------------------------------------------------------------

                          PROOF OF CLAIM AND RELEASE

                                  EXHIBIT A-5

--------------------------------------------------------------------------------

 .    GENERAL INSTRUCTIONS

     0. To recover as a member of the Class based on your claims in the action entitled In re Samsonite Corp. Sec. Litig., Civil Action No. C-98-R-1878 (the "Litigation"), you must complete and, on page ___ hereof, sign this Proof of Claim and Release. If you fail to file a properly addressed (as set forth in paragraph 3 below) Proof of Claim and Release, your claim may be rejected and you may be precluded from any recovery from the Settlement Fund created in connection with the proposed settlement of the Litigation.

     0. Submission of this Proof of Claim and Release, however, does not assure that you will share in the proceeds of settlement in the Litigation.

     0. YOU MUST MAIL YOUR COMPLETED AND SIGNED PROOF OF CLAIM AND RELEASE POSTMARKED ON OR BEFORE __________, 2000, ADDRESSED AS FOLLOWS:

                         Samsonite Securities Litigation
                         c/o Claims Administrator
                         Gilardi & Co. LLC
                         P.O. Box 990
                         Corte Madera, CA 94976-0990

If you are NOT a Member of the Class (as defined in the Notice of Pendency and Proposed Settlement of Class Action) DO NOT submit a Proof of Claim and Release form.

     0. If you are a Member of the Class and you do not timely request exclusion, you are bound by the terms of any judgment entered in the Litigation, WHETHER OR NOT YOU SUBMIT A PROOF OF CLAIM AND RELEASE.

 .    DEFINITIONS

     0. As used in this Stipulation, the following terms have the meanings specified below:

     0. "Defendants" means Samsonite, Carl C. Icahn, Richard Nicolosi, Leon D. Black, Robert H. Falk, Marc J. Rowan, Apollo Investment Fund, L.P., Lion Advisors, L.P., Apollo Advisors, L.P., Luc Van Nevel, Thomas R. Sandler, Richard
H. Wiley, R. Theodore

Ammon, Mark H. Rachesky, Robert L. Rosen and Bernard Attal. The parties to the Stipulation have acknowledged that Carl C. Icahn is a "Defendant" solely in the State Court Actions, not the Federal Actions, the Derivative Action or the Delaware Action. Mr. Icahn's participation in the Stipulation shall not be deemed a consent to the jurisdiction of the Court for any purpose other than the implementation and administration of the settlement reflected therein, nor shall such participation be deemed a waiver or admission with respect to any claim or defense except as otherwise expressly provided therein.

     0. "Related Persons" means Artemis and its affiliates and each and all of the Defendants and and each and all of their respective affiliates and each and all of their respective past or present directors, officers, managers, employees, general partners, limited partners, members, principals, agents, underwriters, insurers, co-insurers, reinsurers, shareholders, attorneys, advisors, accountants, auditors, banks, investment banks, financial advisors, associates, personal, legal or other representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, related or affiliated entities, any entity in which a Defendant has a controlling interest, any members of their respective immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant and/or member(s) of his family, and each and all of their respective executors, successors, assigns and legal representatives.

     0. "Released Persons" means each and all of the Defendants and each and all of the Related Persons.

 .    CLAIMANT IDENTIFICATION

     0. If you purchased or otherwise acquired Samsonite common stock or purchased or sold options and held the certificate(s) in your name, you are the beneficial purchaser as well as the record purchaser. If, however, you purchased Samsonite common stock or purchased or sold Samsonite stock options and the certificate(s) were registered in the name of a third party, such as a nominee or brokerage firm, you are the beneficial purchaser and the third party is the record purchaser.

     0. Use Part I of this form entitled "Claimant Identification" to identify each purchaser of record ("nominee"), if different from the beneficial purchaser of Samsonite stock or options which forms the basis of this claim. THIS CLAIM MUST BE FILED BY THE ACTUAL BENEFICIAL PURCHASER OR PURCHASERS, OR THE LEGAL REPRESENTATIVE OF SUCH PURCHASER OR PURCHASERS, OF THE SAMSONITE STOCK OR OPTIONS UPON WHICH THIS CLAIM IS BASED.

     0. All joint purchasers must sign this claim. Executors, administrators, guardians, conservators and trustees must complete and sign this claim on behalf of Persons represented by them and their authority must accompany this claim and their titles or capacities must be stated. The Social Security (or taxpayer identification) number and telephone number of the beneficial owner may be used in verifying the claim. Failure to provide the foregoing information could delay verification of your claim or result in rejection of the claim.

 .    CLAIM FORM

     0. Use Part II of this form entitled "Schedule of Transactions in Samsonite Common Stock or Options" to supply all required details of your transaction(s) in Samsonite stock or options. If you need more space or additional schedules, attach separate sheets giving all of the required information in substantially the same form. Sign and print or type your name on each additional sheet.

     0. On the schedules, provide all of the requested information with respect to ALL of your purchases or other acquisitions and ALL of your sales of Samsonite stock or purchases or sales of Samsonite stock options which took place at any time beginning September 10, 1996 through and including August 11, 1998, or shares of Samsonite stock held at the time of the Reorganization Plan in June 1998 (the "Class Period"), whether such transactions resulted in a profit or a loss. Failure to report all such transactions may result in the rejection of your claim.

     0. List each transaction in the Class Period separately and in chronological order, by trade date, beginning with the earliest. You must accurately provide the month, day and year of each transaction you list.

     0. The date of covering a "short sale" is deemed to be the date of purchase of Samsonite stock. The date of a "short sale" is deemed to be the date of sale of Samsonite stock.

     0. Broker confirmations or other documentation of your transactions in Samsonite stock or options should be attached to your claim. Failure to provide this documentation could delay verification of your claim or result in rejection of your claim.

                         UNITED STATES DISTRICT COURT
                             DISTRICT OF COLORADO

                          In re Samsonite Sec. Litig.
                          ---------------------------
                         Civil Action No. C-98-12-1878

                                PROOF OF CLAIM

                       Must be Postmarked No Later Than:
                               ___________, 2000

                             Please Type or Print

PART I:   CLAIMANT IDENTIFICATION


--------------------------------------------------------------------------------
Beneficial Owner's Name (First, Middle, Last)


--------------------------------------------------------------------------------
Street Address


---------------------------------------     ------------------------------------
City                                        State    Zip Code


---------------------------------------     ------------------------------------
Foreign Province                            Foreign Country


---------------------------------------     ---------------  Individual
Social Security Number or
Taxpayer Identification Number              ---------------  Corporation/Other


                                                (work)
---------------     ---------------------------------
Area Code           Telephone Number


                                                (home)
---------------     ---------------------------------
Area Code           Telephone Number


--------------------------------------------------------------------------------
Record Owner's Name (if different from beneficial owner listed above)

PART II:  SCHEDULE OF TRANSACTIONS IN SAMSONITE COMMON STOCK OR STOCK OPTIONS

     A. Number of shares of Samsonite common stock or options held at the beginning of trading on September 10, 1996: ________


     B. Purchases or other acquisitions (September 10, 1996 - August 11, 1998, inclusive) of Samsonite common stock or options


   Trade Date               No. of Shares or Options     Total Purchase Price
                            ------------------------     --------------------
   Mo.   Day   Year         Purchased
   ----------------         ---------

1. _____________________    1.____________________       1._____________________

2. _____________________    2.____________________       2._____________________

3. _____________________    3.____________________       3._____________________

IMPORTANT: Identify by number listed above all purchases in which you covered a "short sale":

     C.   Number of shares of Samsonite common stock held on June 24, 1998:
          ________

     D. Sales (September 10, 1996 - August 11, 1998, inclusive) of Samsonite common stock or stock options


   Trade Date               No. of Options and/or        Total Sales Price
   Mo.   Day   Year         Shares Sold                  -----------------
   ----------------         ---------------------

1. _____________________    1.____________________       1._____________________

2. _____________________    2.____________________       2._____________________

3. _____________________    3.____________________       3._____________________

     E. Number of shares of Samsonite common stock or options held at close of trading on August 11, 1998: ________________

If you require additional space, attach extra schedules in the same format as above. Sign and print your name on each additional page.


YOU MUST READ AND SIGN THE RELEASE ON PAGE ____.

 .    SUBMISSION TO JURISDICTION OF COURT AND ACKNOWLEDGMENTS

     I submit this Proof of Claim and Release under the terms of the Stipulation of Settlement described in the Notice. I also submit to the jurisdiction of the United States District Court for the District of Colorado with respect to my claim as a Class Member and for purposes of enforcing the release set forth herein. I further acknowledge that I am bound by and subject to the terms of any judgment that may be entered in the Litigation. I agree to furnish additional information to the Plaintiffs' Settlement Counsel to support this claim if required to do so. I have not submitted any other claim covering the same purchases or sales of Samsonite common stock or options during the Class Period and know of no other Person having done so on my behalf.

 .    RELEASE

     0. I hereby acknowledge full and complete satisfaction of, and do hereby fully, finally and forever settle, release and discharge from the Released Class Claims each and all of the Defendants and each and all of their Related Persons.

     0. "Released Class Claims" means all claims (including "Unknown Claims" as defined below), demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, whether or not concealed or hidden, asserted or that might have been asserted, including, without limitation, claims for negligence, gross negligence, breach of duty of care and/or breach of duty of loyalty, fraud, breach of fiduciary duty, or violation of any state or federal statutes, rules or regulations, by any Representative Plaintiff or Class Member against any or all of the Released Persons arising out of, based upon or related to both the purchase or other acquisition or sale of Samsonite common stock and/or the purchase or the acquisition or sale of Samsonite options during the Class Period by any Class Member and the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were or could have been alleged in the Litigation.

     0. "Unknown Claims" means any and all Released Class Claims or Released Derivative Claims which any Representative Plaintiff or Class Member does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons which, if known by him, her or it, might have affected his, her or its settlement with and release of any or all of the Released Persons, or might have affected his, her or its decision not to object to this settlement or not to exclude himself, herself or itself from the Class. With respect to any and all Released Class Claims, the Settling Parties have stipulated and agreed that, upon the Effective Date, the Representative Plaintiffs expressly shall and each of the Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights and benefits of California Civil Code (S)1542, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
     CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Representative Plaintiffs expressly shall and each of the Class Members shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or any other country, or principle of common law, which is similar, comparable or equivalent to California Civil Code
(S)1542. The Representative Plaintiffs and Class Members hereafter may discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of any or all of the Released Class Claims, but each Representative Plaintiff expressly shall and each Class Member, upon the Effective Date, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, discharged and settled any and all of the Released Class Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Representative Plaintiffs acknowledge, and the Class Members shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

     0. This release shall be of no force or effect unless and until the Court approves the Stipulation of Settlement and the Stipulation becomes effective on the Effective Date (as defined in the Stipulation).

     0. I (we) hereby warrant and represent that I (we) have not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, any matter released pursuant to this release or any other part or portion thereof.

     0. I (we) hereby warrant and represent that I (we) have included information about all of my (our) transactions in Samsonite common stock or options which occurred during the Class Period, the number of shares of Samsonite common stock or options held by me (us) at the close of trading on June 24, 1998 and August 11, 1998.

                              SUBSTITUTE FORM W-9

      Request for Taxpayer Identification Number (TIN) and Certification

                                    PART I

NAME: __________________________________________________________________________

Check appropriate box:

[_]  Individual/Sole Proprietor                      [_]  Pension Plan
[_]  Corporation                  [_]  Partnership   [_]  Trust
[_]  IRA                          [_]  Other

     Enter TIN on appropriate line.

     For individuals, this is your Social Security Number (SSN).

     For sole proprietors, you must show your individual name, but you may also enter your business or "doing business as" name. You may enter either your SSN or your Employer Identification Number (EIN).

     For other entities, it is your EIN.

_____ - ___ - ________ or     _________ - __________________
Social Security Number        Employer Identification Number


                                    PART II

                   For Payees Exempt From Backup Withholding

If you are exempt from backup withholding, enter your correct TIN in Part I and write "exempt" on the following line. _________________________


                                   PART III

                                 Certification

UNDER THE PENALTY OF PERJURY, I (WE) CERTIFY THAT:

     The number shown on this form is my correct Taxpayer
     Identification Number; and

     I (we) certify that I am (we are) NOT subject to backup withholding under the provisions of Section 3406 (a)(1)(C) of the Internal Revenue Code because: (a) I am (we are) exempt from backup withholding; or (b) I (we) have not been notified by the Internal Revenue Service that I am (we are) subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified me
     (us) that I am (we are) no longer subject to backup withholding.

NOTE: If you have been notified by the Internal Revenue Service that you are subject to backup withholding, you must cross out Part II above.

                      SEE ENCLOSED FORM W-9 INSTRUCTIONS
                      ---

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

     I declare under penalty of perjury under the laws of the United States of America that the foregoing information supplied by the undersigned is true and correct.

     Executed this _________ day of ___________________,
                                       (Month / Year)

in _____________________, ______________________________.
   (City)                              (State / Country)


                                       _____________________________________
                                       (Sign your name here)


                                       _____________________________________
                                       (Type or print your name here)


                                       _____________________________________
                                       Capacity of person(s) signing (e.g.,
                                       Beneficial Purchaser, Executor or
                                       Administrator)

                      ACCURATE CLAIMS PROCESSING TAKES A
                          SIGNIFICANT AMOUNT OF TIME.
                         THANK YOU FOR YOUR PATIENCE.

Reminder Checklist:

     1.   Please sign the above release and declaration.

     2.   Remember to attach supporting documentation, if available.

     3.   Do not send original or copies of stock certificates.

     4.   Keep a copy of your claim form for your records.

     5. If you desire an acknowledgment of receipt of your claim form, please send it Certified Mail, Return Receipt Requested.

     6.   If you move, please send us your new address.

                                                                 Exhibit B

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO


Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)


In re SAMSONITE CORPORATION SECURITIES LITIGATION

--------------------------------------------------------------------------------

Civil Action No. 99-K-705


DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

   vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R. THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants,

   and

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.

--------------------------------------------------------------------------------

                      [PROPOSED] FINAL JUDGMENT AND ORDER
                          OF DISMISSAL WITH PREJUDICE

                                   EXHIBIT B

--------------------------------------------------------------------------------

     This matter came before the Court for hearing pursuant to the Order of this Court, dated _________________, 2000, on the application of the parties for approval of the settlement set forth in the Stipulation of Settlement dated as of April 28, 2000 (the "Stipulation"). Due and adequate notice having been given to the Class as required in said Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

     0. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings set forth in the Stipulation.

     0. This Court has jurisdiction over the subject matter of the Litigation and over all parties to the Litigation, including all Members of the Class and Samsonite Shareholders.

     0. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court has certified a Class of all Persons (other than those Persons who timely and validly request exclusion from the Class) who purchased or otherwise acquired the common stock or purchased or sold options of Samsonite during the period September 10, 1996 through and including August 11, 1998, or owned Samsonite common stock at the time of the Reorganization Plan in June 1998. Excluded from the Class are the Excluded Persons.

     0. With respect to the Class, this Court finds and concludes that: (a) the Members of the Class are so numerous that joinder of all Class Members in the class action is impracticable; (b) there are questions of law and fact common to the Class which predominate over any individual question; (c) the claims of the Representative Plaintiffs are typical of the claims of the Class;
(d) the Representative Plaintiffs and their counsel have fairly and adequately represented and protected the interests of the Class Members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the Members of the Class in individually controlling the prosecution of the separate actions, (ii) the extent and nature of any litigation concerning the controversy already commenced by Members of the Class, (iii) the desirability or undesirability of concentrating the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of the class action.

     0. Pursuant to Federal Rules of Civil Procedure 23 and 23.1, this Court hereby approves the settlement set forth in the Stipulation and finds that said settlement is, in all respects, fair, just reasonable and adequate to the Class, the Samsonite Shareholders and Samsonite.

     0. Except as to any individual claim of those Persons (identified in Exhibit 1 hereto) who have validly and timely requested exclusion from the Class, the Litigation and all claims contained therein, as well as all of the Released Claims are dismissed with prejudice as to the Representative Plaintiffs, the other Members of the Class, and the Samsonite Shareholders and as against the Released Persons. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

     0. The Court finds that the Stipulation and settlement are fair, just, reasonable and adequate as to each of the Settling Parties, the Class and the Samsonite Shareholders and that the Stipulation and settlement are hereby finally approved in all respects, and the Settling Parties are hereby directed to perform its terms.

     0. Upon the Effective Date hereof, the Representative Plaintiffs, each of the Class Members and the Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged, respectively, all Released Class Claims and all Released Derivative Claims against the Released Persons.

     0. All Class Members are hereby forever barred and enjoined from prosecuting any and all of the Released Class Claims against any and all of the Released Persons.

     0. All Samsonite Shareholders are hereby forever barred and enjoined from prosecuting any and all of the Released Derivative Claims against any and all of the Released Persons.

     0. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally and forever released, relinquished and discharged each and all of the Class Members and Samsonite Shareholders and counsel to the Representative Plaintiffs from all claims (including "Unknown Claims"), arising out of, relating to or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation, the Released Class Claims or the Released Derivative Claims.

     0. The notice given to the Class and to Samsonite Shareholders was the best notice practicable under the circumstances, including the individual notice to all Members of the Class and Samsonite Shareholders who could be identified through reasonable effort. Said notices provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notices, and said notices fully satisfied the requirements of Federal Rules of Civil Procedure 23 and 23.1 and the requirements of due process.

     0. Any Plan of Allocation submitted by Plaintiffs' Settlement Counsel or any order entered regarding the attorneys' fees application shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment.

     0. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any and all of the Released Class Claims or any or all of the Released Derivative Claims, or of any wrongdoing or liability of any or all of the Defendants, or (ii) is or may deemed to be or may be used as an admission of, or evidence of, any fault or omission of any or all of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Any or all of the Released Persons may file the Stipulation and/or the Judgment in any other action that may be brought against any or all of them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.

     0. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys' fees, costs, interest and expenses in the Litigation; and (d) all parties hereto for the purpose of construing, enforcing and administering the Stipulation and the Judgment.

     0. The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

     0. In the event that the settlement does not become effective in accordance with the terms of the Stipulation then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

     IT IS SO ORDERED.


DATED: _________________________           _____________________________________
                                           THE HONORABLE JOHN L. KANE, JR.
                                           UNITED STATES DISTRICT JUDGE

                                                                     Exhibit C

                       SAMSONITE CORPORATE THERAPEUTICS

 .    The Company will adopt the following policies:

     0.   Corporate Governance/Board of Directors

     0.0 Upon approval of the settlement by the Court, Samsonite will adopt the Corporate Governance Policies described below, each to remain in effect for five years from the date the settlement is approved by the Court.

          (a) At least two-thirds of the member of the Board shall be "independent," as defined below.

          (a) To be "independent" in any calendar year, an individual would have to satisfy the following qualifications:

               ()   has not been employed by Samsonite or any of its
subsidiaries in an executive capacity within the prior five calendar years;

               ()   has not received, during the current calendar year or any of the three prior calendar years, remuneration, directly or indirectly, other than de minimis remuneration, as a result of service as, or being affiliated with an entity (other than an Apollo or Artemis entity) that (1) serves as an adviser, consultant or legal counsel to Samsonite or to a member of Samsonite's senior management; or (2) is a significant customer or supplier of Samsonite;

               ()   has no personal services contract(s) with Samsonite, or any member of Samsonite's senior management;

               ()   is not affiliated with a not-for-profit entity that receives contributions from Samsonite greater than $60,000 in the prior calendar year;

               ()   during the current calendar year or any of the three prior calendar years, has not had any business relationship with Samsonite for which Samsonite has been required to make disclosure under Regulation S-K of the Securities and

Exchange Commission, other than for service as a director, an affiliation with an Apollo or Artemis entity, or for which relationship no more than de minimis remuneration was received in any one such year;

               ()   is not employed by a U.S. public company at which an
executive officer of Samsonite serves as a director;

               ()   has not had any of the relationships described in
subsections (i) through (vi), above, with any affiliate (other than an Apollo or Artemis entity) of Samsonite;

               ()   is not a member of the immediate family of any individual
described in subsections (i) through (vii), above; and

               ()   a director is deemed to have received remuneration, directly or indirectly, if remuneration, other than de minimis remuneration, was paid by Samsonite or, its subsidiaries, to any entity (other than an Apollo or Artemis entity) in which the director has a beneficial ownership interest of five percent or more, or to an entity by which the director is employed or self-employed other than as a director. Remuneration is deemed de minimis remuneration if such remuneration is $60,000 or less in any calendar year, or if such remuneration is paid to an entity, it (1) did not for the calendar year exceed the lesser of $5 million, or one percent of the gross revenues of the entity, and (2) did not directly result in an increase in the compensation received by the director from that entity.

          (a) The Board shall hold an executive session at least once each year at which employee directors are not present.

          (a) The Compensation Committee and the Audit Committee of the Board of Directors shall each be composed entirely of independent directors.

          (a) Nomination of directors and the composition of the Executive Committee shall be governed by the Stockholders Agreement dated July 13, 1999. If during the five year period of these therapeutics, the Stockholders Agreement is terminated, or if it is amended such that it permits or requires more than one-third of the members of the Board to not be "independent," the Board of Directors will create a Nominating Committee composed entirely of independent directors.

               ()   The Nominating Committee shall meet with each prospective
new Board nominee and then shall decide whether or not such individual shall be nominated for membership to the Board.

               ()   The Nominating  Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall consider candidates to fill vacant Board positions. Candidates shall be selected for their character, judgment, business experience, time commitment and acumen. Final approval of a candidate shall be determined by the full Board;

          (a) The Compensation Committee shall set annual and long-term performance goals for the Chairman of the Board and the Chief Executive Officer and evaluate his performance against such goals and the performance of Samsonite's peer companies.

          (a) The Board's Committees shall have standing authorization, on their own decision, to retain legal and/or other advisers of their choice, which advisers shall report directly to the Committee.

          (a) The Board of Directors shall adopt a resolution setting forth the following compensation principles:

               ()   Compensation arrangements shall emphasize pay for
performance and encourage retention of those employees who enhance Samsonite's performance;

               ()   Compensation arrangements shall promote ownership of
Samsonite stock to further align the interests of management and stockholders;

               ()   Compensation arrangements shall maintain an appropriate
balance between base salary and long-term and annual incentive compensation;

               ()   In approving compensation, the recent compensation history of the executive, including special or unusual compensation payments, shall be taken into consideration;

               ()   Cash incentive compensation plans for senior executives
shall link pay to achievement of financial goals set in advance by the Compensation Committee;

               ()   Compensation for directors shall promote ownership of
Samsonite stock to further align the interests of directors and stockholders;
and

               ()   The Compensation Committee shall review annually the
compensation of directors.

          (a) The Board of Directors shall adopt a resolution creating the Corporate Governance Committee, which Committee shall be comprised entirely of independent directors and perform the functions specified in the Corporate Governance Committee Guidelines as follows:

               ()   The Corporate Governance Committee, in consultation with the
Chairman of the Board and the Chief Executive Officer, shall be responsible for periodic review and interpretation of Samsonite's Corporation Governance Policies and the Corporate Governance Committee Guidelines, as well as consideration of other corporate governance issues that may, from time to time, merit consideration by the entire Board;

               ()   The Corporate Governance Committee, in consultation with the
Chairman of the Board and the Chief Executive Officer, shall consider and make recommendations to the Board concerning the appropriate size and needs of the Board;

               ()   The Board shall establish performance criteria for itself, and evaluate itself and individual members on an annual basis. Board evaluation shall include an assessment of whether the Board has the necessary diversity of skills, backgrounds, experiences, etc., to meet Samsonite's ongoing needs;

               ()   The Corporate Governance Committee shall consider policies relating to the Board and directors, including committee structure and size, share ownership, and retirement and resignation;

               ()   The Corporate Governance Committee shall advise the Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with Samsonite's operations;

               ()   The Corporate Governance Committee will provide the Chairman of the Board with input as to the preparation of the agendas for the Board and Committee meetings;

               ()   The Corporate Governance Committee will advise the Chairman of the Board as to the quality, quantity and timeliness of the flow of information from Samsonite's management that is necessary for the independent directors to effectively and responsibly perform their duties, and although Samsonite's management is responsible for the preparation of materials for the Board, any independent director may specifically request the inclusion of certain material;

               ()   The Corporate Governance Committee will recommend to the
Chairman of the Board the retention of consultants who report directly to the Board;

               ()   The Corporate Governance Committee will assist the Board and
Samsonite's officers in assuring compliance with and implementation of the Corporate Governance Policies and be principally responsible for recommending revisions to the Corporate Governance Policies;

               ()   The Corporate Governance Committee will coordinate, develop the agenda for, and moderate executive sessions of, the Board's independent directors, and act as principal liaison between the independent directors and the Chairman of the Board on sensitive issues; and

               ()   The Corporate Governance Committee will recommend to the
Chairman of the Board the membership of the various Board Committees, as well as selection of the Committee Chairs.

     0.   Insider Trading Policy

     0.0 Samsonite has adopted the attached insider trading controls governing the trading in Samsonite securities by directors, officers, all managerial employees of Samsonite, and all other employees who have or may have access to material nonpublic information about Samsonite, including Samsonite's financial results. Samsonite shall maintain these insider trading controls and may amend them in the future to comply with the law.

     0.   Corporate Transactions

     0.0 The approval by the Company of any future significant recapitalization or acquisition will require the review and approval by an independent committee of the Company formed to investigate or evaluate transactions or strategies involving a potential recapitalization, merger or acquisition of or by the Company. Such independent committee may, at its discretion, obtain an independent fairness opinion prior to recommending the approval of any such transaction to the Board.

     0.   Internal Controls

     The independent Audit Committee will meet on a quarterly basis to review the Company's financial statements prior to public release and will meet at least annually to review Samsonite's revenue recognition and reserve policies and the implementation of these policies by the management of the Company. The Audit Committee will bring to the Board's attention any material deviation from these policies by management.

                                                                      Exhibit D

                      IN THE UNITED STATES DISTRICT COURT

                         FOR THE DISTRICT OF COLORADO


Civil Action No. 98-K-1878 (This Document Relates To: All Actions.)


In re SAMSONITE CORPORATION SECURITIES LITIGATION

--------------------------------------------------------------------------------

Civil Action No. 99-K-705


DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

     vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R.

THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants,

     and

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.

--------------------------------------------------------------------------------

                      [PROPOSED] FINAL JUDGMENT AND ORDER
                          OF DISMISSAL WITH PREJUDICE

                                   EXHIBIT B

--------------------------------------------------------------------------------

     This matter came before the Court for hearing pursuant to the Order of this Court, dated _________________, 2000, on the application of the parties for approval of the settlement set forth in the Stipulation of Settlement dated as of April 28, 2000 (the "Stipulation"). Due and adequate notice having been given to the Class as required in said Order, and the Court having considered all papers filed and proceedings had herein and otherwise being fully informed in the premises and good cause appearing therefore, IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

     0. This Judgment incorporates by reference the definitions in the Stipulation, and all terms used herein shall have the same meanings set forth in the Stipulation.

     0. This Court has jurisdiction over the subject matter of the Litigation and over all parties to the Litigation, including all Members of the Class and Samsonite Shareholders.

     0. Pursuant to Rule 23 of the Federal Rules of Civil Procedure, this Court has certified a Class of all Persons (other than those Persons who timely and validly request exclusion from the Class) who purchased or otherwise acquired the common stock or purchased or sold options of Samsonite during the period September 10, 1996 through and including August 11, 1998, or owned Samsonite common stock at the time of the Reorganization Plan in June 1998. Excluded from the Class are the Excluded Persons.

     0. With respect to the Class, this Court finds and concludes that: (a) the Members of the Class are so numerous that joinder of all Class Members in the class action is impracticable; (b) there are questions of law and fact common to the Class which predominate over any individual question; (c) the claims of the Representative Plaintiffs are typical of the claims of the Class;
(d) the Representative Plaintiffs and their counsel have fairly and adequately represented and protected the interests of the Class Members; and (e) a class action is superior to other available methods for the fair and efficient adjudication of the controversy, considering: (i) the interests of the Members of the Class in individually controlling the prosecution of the separate actions, (ii) the extent and nature of any litigation concerning the controversy already commenced by Members of the Class, (iii) the desirability or undesirability of concentrating the litigation of these claims in this particular forum, and (iv) the difficulties likely to be encountered in the management of the class action.

     0. Pursuant to Federal Rules of Civil Procedure 23 and 23.1, this Court hereby approves the settlement set forth in the Stipulation and finds that said settlement is, in all respects, fair, just reasonable and adequate to the Class, the Samsonite Shareholders and Samsonite.

     0. Except as to any individual claim of those Persons (identified in Exhibit 1 hereto) who have validly and timely requested exclusion from the Class, the Litigation and all claims contained therein, as well as all of the Released Claims are dismissed with prejudice as to the Representative Plaintiffs, the other Members of the Class, and the Samsonite Shareholders and as against the Released Persons. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

     0. The Court finds that the Stipulation and settlement are fair, just, reasonable and adequate as to each of the Settling Parties, the Class and the Samsonite Shareholders and that the Stipulation and settlement are hereby finally approved in all respects, and the Settling Parties are hereby directed to perform its terms.

     0. Upon the Effective Date hereof, the Representative Plaintiffs, each of the Class Members and the Samsonite Shareholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged, respectively, all Released Class Claims and all Released Derivative Claims against the Released Persons.

     0. All Class Members are hereby forever barred and enjoined from prosecuting any and all of the Released Class Claims against any and all of the Released Persons.

     0. All Samsonite Shareholders are hereby forever barred and enjoined from prosecuting any and all of the Released Derivative Claims against any and all of the Released Persons.

     0. Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of this Judgment shall have, fully, finally and forever released, relinquished and discharged each and all of the Class Members and Samsonite Shareholders and counsel to the Representative Plaintiffs from all claims (including "Unknown Claims"), arising out of, relating to or in connection with the institution, prosecution, assertion, settlement or resolution of the Litigation, the Released Class Claims or the Released Derivative Claims.

     0. The notice given to the Class and to Samsonite Shareholders was the best notice practicable under the circumstances, including the individual notice to all Members of the Class and Samsonite Shareholders who could be identified through reasonable effort. Said notices provided the best notice practicable under the circumstances of those proceedings and of the matters set forth therein, including the proposed settlement set forth in the Stipulation, to all Persons entitled to such notices, and said notices fully satisfied the requirements of Federal Rules of Civil Procedure 23 and 23.1 and the requirements of due process.

     0. Any Plan of Allocation submitted by Plaintiffs' Settlement Counsel or any order entered regarding the attorneys' fees application shall in no way disturb or affect this Judgment and shall be considered separate from this Judgment.

     0. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any and all of the Released Class Claims or any or all of the Released Derivative Claims, or of any wrongdoing or liability of any or all of the Defendants, or (ii) is or may deemed to be or may be used as an admission of, or evidence of, any fault or omission of any or all of the Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. Any or all of the Released Persons may file the Stipulation and/or the Judgment in any other action that may be brought against any or all of them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any theory of claim preclusion or issue preclusion or similar defense or counterclaim.

     0. Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of this settlement and any award or distribution of the Settlement Fund, including interest earned thereon; (b) disposition of the Settlement Fund; (c) hearing and determining applications for attorneys' fees, costs, interest and expenses in the Litigation; and (d) all parties hereto for the purpose of construing, enforcing and administering the Stipulation and the Judgment.

     0. The Court finds that during the course of the Litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11.

     0. In the event that the settlement does not become effective in accordance with the terms of the Stipulation then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated and, in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation.

     IT IS SO ORDERED.


DATED: ______________________              _____________________________________
                                           THE HONORABLE JOHN L. KANE, JR.
                                           UNITED STATES DISTRICT JUDGE

                                                                 Exhibit E

DISTRICT COURT, CITY AND COUNTY OF DENVER, COLORADO

Case No. 99-CV-1305

--------------------------------------------------------------------------------

STIPULATION AND ORDER RE DISMISSAL OF DERIVATIVE ACTION

EXHIBIT E

--------------------------------------------------------------------------------

DOROTHY B. KLINGER, On Behalf of Herself and All Others Similarly Situated,

Plaintiff,

     vs.

RICHARD R. NICOLOSI, LEON D. BLACK, ROBERT H. FALK, MARC J. ROWAN, APOLLO INVESTMENT FUND, L.P., LION ADVISORS, L.P., APOLLO ADVISORS, L.P., LUC VAN NEVEL, THOMAS R. SANDLER, RICHARD H. WILEY, R. THEODORE AMMON, MARK H. RACHESKY, ROBERT L. ROSEN and BERNARD ATTAL,

Defendants.

     - and -

SAMSONITE CORPORATION, a Delaware Corporation,

Nominal Defendant.

--------------------------------------------------------------------------------

     WHEREAS, the above-captioned matter is a putative shareholder derivative action brought under Colorado state law (the "Derivative Action");

     WHEREAS, the Derivative Action has previously been removed to the United States District Court for the District of Colorado, In re Samsonite Corp. Sec. Litig., 98-K-1878 (the "Federal Action"). The Derivative Action and the Federal Action collectively are referred to as the "Litigation";

     WHEREAS, the parties to the Litigation have entered into a Stipulation of Settlement of the Litigation, including a release of all claims arising out of or relating to the Litigation (the "Settlement");

     WHEREAS, this Settlement is embodied in a Stipulation of Settlement dated as of April 28, 2000 (the "Stipulation");

     WHEREAS, the court presiding over the Federal Action has approved the Settlement of the Litigation as fair, reasonable and adequate to Samsonite Shareholders after a hearing on notice to Samsonite Shareholders; and has entered the Judgment dismissing the Federal Action (a copy of which is attached hereto as Exhibit 1), which Judgment will become final on ________, 2000;

     Based on the foregoing recitals, it is hereby stipulated by the parties to the above-captioned matter, through their counsel of record, and subject to the approval of this Court, that the Derivative Action shall be dismissed with prejudice and without costs to any party upon finality of the Federal Action Judgment on ________, 2000.

     IT IS SO STIPULATED.

DATED: ___________________



                                  ----------------------------------------------
                                     ROBERT J. DYER III

                                  Robert J. Dyer III #5734
                                  Kip B. Shuman #23593
                                  DYER DONNELLY
                                  801 East 17th Avenue
                                  Denver, CO 80218
                                  Telephone: 303/861-3003

                                   MILBERG WEISS BERSHAD
                                     HYNES & LERACH LLP
                                   WILLIAM S. LERACH
                                   KEITH F. PARK
                                   SPENCER A. BURKHOLZ
                                   SANGEETA G. PATEL
                                   600 West Broadway, Suite 1800
                                   San Diego, CA 92101
                                   Telephone: 619/231-1058

                                   MILBERG WEISS BERSHAD
                                     HYNES & LERACH LLP
                                   PATRICK J. COUGHLIN
                                   100 Pine Street, Suite 2600
                                   San Francisco, CA 94111
                                   Telephone: 415/288-4545

                                   LAW OFFICES OF ALFRED G.
                                     YATES, JR.
                                   ALFRED G. YATES, JR.
                                   519 Allegheny Building
                                   429 Forbes Avenue
                                   Pittsburgh, PA 15219
                                   Telephone: 412/391-5164

                                   Attorneys for Plaintiff

                                   AKIN, GUMP, STRAUSS,
                                     HAUER & FELD
                                   STEVEN M. PESNER, P.C.
                                   STEPHEN M. BALDINI
                                   ANDREW J. ROSSMAN
                                   JOHN W. BERRY
                                   590 Madison Avenue, 19th Floor
                                   New York, NY 10022-4616
                                   Telephone: 212/872-1070

                                 *     *     *

                                   O R D E R

     GOOD CAUSE APPEARING THEREFOR, it is hereby ordered that, effective upon finality of the dismissal of the Federal Action on ________, 2000, the above-captioned action is dismissed with prejudice and without costs to any party.


DATED:__________________________      _________________________________________
                                      THE HONORABLE PAUL A. MARKSON, JR.
                                      DISTRICT COURT JUDGE